Exhibit 25.1 - Statement of eligibility and qualification of the trustee on Form T-1

 United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) [x]

WILMINGTON SAVINGS FUND SOCIETY, FSB

 (Exact name of Trustee as specified in its charter)

N/A	51-0054940
(Jurisdiction of incorporation of organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

500 Delaware Avenue, 11th Floor

Wilmington, DE  19801

 (302) 792-6000

(Address of principal executive offices, including zip code)

WILMINGTON SAVINGS FUND SOCIETY, FSB

CONTROLLER’S OFFICE

500 Delaware Avenue

Wilmington, DE  19801

 (302) 792-6000

(Name, address, including zip code, and telephone number, including area code, of agent of service)

GOL FINANCE
(Exact name of obligor as specified in its charter)
Grand Duchy of Luxembourg
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17 Rue Boulevard Raiffeisen, Luxembourg, 2411

(Address of principal executive offices, including zip code)

9.500% Senior Notes Due 2033

(Title of the indenture securities)

ITEM 1.	GENERAL INFORMATION.

Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

United States Securities and Exchange Commission
Washington, DC 20549

Federal Reserve
District 3
Philadelphia, PA

FDIC
Washington, DC 20549

Office of the Comptroller of the Currency
New York, NY 10173

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

ITEM 2.	AFFILIATIONS WITH THE OBLIGORS.

If the obligor is an affiliate of the trustee, describe each affiliation:

Based upon an examination of the books and records of the trustee and information available to the trustee, the obligor is not an affiliate of the trustee.

ITEM 16.	LIST OF EXHIBITS.
Listed below are all exhibits filed as part of this Statement of Eligibility and Qualification.

Exhibit 1.	A copy of the articles of association of the trustee as now in effect.
Exhibit 2.	Not applicable.
Exhibit 3.	Not applicable.
Exhibit 4.	A copy of the existing bylaws of the trustee, or instruments corresponding thereto.
Exhibit 5.	Not applicable.
Exhibit 6.	The consents of United States institutional trustees required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wilmington Savings Fund Society, FSB, a federal savings bank organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and State of Delaware on the 24th day of March, 2025.

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ Patrick J. Healy
Name: Patrick J. Healy
Title: Senior Vice President

Exhibit 1

Charter of Wilmington Savings Fund Society, FSB

(see attached)

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by Exhibit 4

Bylaws of Wilmington Savings Fund Society, FSB

(see attached)

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Exhibit 6

Consent of Wilmington Savings Fund Society, FSB

(see attached)

March 24, 2025

United States Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the United States Securities and Exchange Commission upon its request thereof.

Very truly yours,

WILMINGTON SAVINGS FUND SOCIETY, FSB

/s/ Patrick J. Healy

Patrick J. Healy

Senior Vice President

Exhibit 7

Current Report of Wilmington Savings Fund Society, FSB

(see attached)

Board of Governors of the Federal Reserve System Federal Deposit Insurance Corporation Office of the Comptroller of the Currency Federal Financial Institutions Examination Council Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only - FFIEC 041 Institution Name WILMINGTON SAVINGS FUND SOCIETY, FSB City WILMINGTON State DE Zip Code 19801 Call Report Report Date 12/31/2024 Report Type 041 RSSD-ID 437914 FDIC Certificate Number 17838 OCC Charter Number 707938 ABA Routing Number 31100102 Last updated on 1/30/2025

Federal Financial Institutions Examination Council Signature Page Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only - FFIEC 041 Report at the close of business December 31, 2024 This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations). (20241231) (RCON 9999) Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations. NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions.The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, national banks, and savings associations. I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief. We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct. Signature of Chief Financial Officer (or Equivalent) Date of Signature Director (Trustee) Director (Trustee) Director (Trustee) Submission of Reports Each bank must file its Reports of Condition and Income (Call Report) data by either: (a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or (b) Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR. For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@cdr.ffiec.gov. FDIC Certificate Number 17838 (RSSD 9050) To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files. The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount. WILMINGTON SAVINGS FUND SOCIETY, FSB Legal Title of Bank (RSSD 9017) WILMINGTON City (RSSD 9130) DE 19801 State Abbreviation (RSSD 9200) Zip Code (RSSD 9220) The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only - FFIEC 041 Table of Contents Signature Page............................................................1 Table of Contents.........................................................2 Contact Information for the Reports of Condition and Income...................................................................3 USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information............................4 Contact Information(Form Type - 041).........................5 Schedule RI - Income Statement(Form Type - 041).......................................................................7 Schedule RI-A - Changes in Bank Equity Capital(Form Type - 041).......................................9 Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases(Form Type - 041)..............10 Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 041)..........................11 Schedule RI-C - Disaggregated Data on the Allowances for Credit Losses(Form Type - 041).....................................................................12 Schedule RI-E - Explanations (Form Type - 041).....................................................................13 Schedule RC - Balance Sheet(Form Type - 041).....................................................................15 Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type - 041).............16 Schedule RC-B - Securities(Form Type - 041)...........17 Schedule RC-C Part I - Loans and Leases(Form Type - 041)..........................................................20 Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 041).....................24 Schedule RC-D - Trading Assets and Liabilities(Form Type - 041)..........................................................25 Schedule RC-E - Deposit Liabilities(Form Type - 041).....................................................................26 Schedule RC-F - Other Assets(Form Type - 041).....................................................................29 Schedule RC-G - Other Liabilities(Form Type - 041).....................................................................30 Schedule RC-K - Quarterly Averages(Form Type - 041).....................................................................31 Schedule RC-L - Derivatives and Off-Balance Sheet Items(Form Type - 041).......................................32 Schedule RC-M - Memoranda(Form Type - 041).....................................................................36 Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets(Form Type - 041).....................................................................39 Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 041)..........42 Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities(Form Type - 041)....................46 Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 041)...................................................................46 Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 041).........51 Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 041)..........................................................55 Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 041)..........................64 Schedule RC-T - Fiduciary and Related Services(Form Type - 041)..................................66 Schedule RC-V - Variable Interest Entities(Form Type - 041)..........................................................68 Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 041).........68 For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank. Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency Legend: NR - Not Reported, CONF - Confidential

Contact Information for the Reports of Condition and Income To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public. Chief Financial Officer (or Equivalent) Signing the Reports CONF Name (TEXT C490) CONF Title (TEXT C491) CONF E-mail Address (TEXT C492) CONF Area Code / Phone Number / Extension (TEXT C493) CONF Area Code / FAX Number (TEXT C494) Other Person to Whom Questions about the Reports Should be Directed CONF Name (TEXT C495) CONF Title (TEXT C496) CONF E-mail Address (TEXT 4086) CONF Area Code / Phone Number / Extension (TEXT 8902) CONF Area Code / FAX Number (TEXT 9116) Primary Contact CONF Name (TEXT C366) CONF Title (TEXT C367) CONF E-mail Address (TEXT C368) CONF Area Code / Phone Number / Extension (TEXT C369) CONF Area Code / FAX Number (TEXT C370) Secondary Contact CONF Name (TEXT C371) CONF Title (TEXT C372) CONF E-mail Address (TEXT C373) CONF Area Code / Phone Number / Extension (TEXT C374) CONF Area Code / FAX Number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.). Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public. Primary Contact CONF Name (TEXT C437) CONF Title (TEXT C438) CONF E-mail Address (TEXT C439) CONF Area Code / Phone Number / Extension (TEXT C440) Secondary Contact CONF Name (TEXT C442) CONF Title (TEXT C443) CONF E-mail Address (TEXT C444) CONF Area Code / Phone Number / Extension (TEXT 8902) Third Contact CONF Name (TEXT C870) CONF Title (TEXT C871) CONF E-mail Address (TEXT C368) CONF Area Code / Phone Number / Extension (TEXT C873) Fourth Contact CONF Name (TEXT C875) CONF Title (TEXT C876) CONF E-mail Address (TEXT C877) CONF Area Code / Phone Number / Extension (TEXT C878)

Contact Information(Form Type - 041) Dollar amounts in thousands 1. Contact Information for the Reports of Condition and Income 1. a. Chief Financial Officer (or Equivalent) Signing the Reports 1.a. 1. Name........................................................................................................................................................... TEXTC490 CONF 1.a.1. 2. Title.............................................................................................................................................................. TEXTC491 CONF 1.a.2. 3. E-mail Address............................................................................................................................................. TEXTC492 CONF 1.a.3. 4. Telephone..................................................................................................................................................... TEXTC493 CONF 1.a.4. 5. FAX.............................................................................................................................................................. TEXTC494 CONF 1.a.5. b. Other Person to Whom Questions about the Reports Should be Directed 1.b. 1. Name........................................................................................................................................................... TEXTC495 CONF 1.b.1. 2. Title.............................................................................................................................................................. TEXTC496 CONF 1.b.2. 3. E-mail Address............................................................................................................................................. TEXT4086 CONF 1.b.3. 4. Telephone..................................................................................................................................................... TEXT8902 CONF 1.b.4. 5. FAX.............................................................................................................................................................. TEXT9116 CONF 1.b.5. 2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed 2. a. Name and Title.................................................................................................................................................... TEXTB962 CONF 2.a. b. E-mail Address.................................................................................................................................................... TEXTB926 CONF 2.b. c. Telephone............................................................................................................................................................ TEXTB963 CONF 2.c. d. FAX...................................................................................................................................................................... TEXTB964 CONF 2.d. 3. Emergency Contact Information 3. a. Primary Contact 3.a. 1. Name........................................................................................................................................................... TEXTC366 CONF 3.a.1. 2. Title.............................................................................................................................................................. TEXTC367 CONF 3.a.2. 3. E-mail Address............................................................................................................................................. TEXTC368 CONF 3.a.3. 4. Telephone..................................................................................................................................................... TEXTC369 CONF 3.a.4. 5. FAX.............................................................................................................................................................. TEXTC370 CONF 3.a.5. b. Secondary Contact 3.b. 1. Name........................................................................................................................................................... TEXTC371 CONF 3.b.1. 2. Title.............................................................................................................................................................. TEXTC372 CONF 3.b.2. 3. E-mail Address............................................................................................................................................. TEXTC373 CONF 3.b.3. 4. Telephone..................................................................................................................................................... TEXTC374 CONF 3.b.4. 5. FAX.............................................................................................................................................................. TEXTC375 CONF 3.b.5. 4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information 4. a. Primary Contact 4.a. 1. Name........................................................................................................................................................... TEXTC437 CONF 4.a.1. 2. Title.............................................................................................................................................................. TEXTC438 CONF 4.a.2. 3. E-mail Address............................................................................................................................................. TEXTC439 CONF 4.a.3. 4. Telephone..................................................................................................................................................... TEXTC440 CONF 4.a.4. b. Secondary Contact 4.b. 1. Name........................................................................................................................................................... TEXTC442 CONF 4.b.1. 2. Title.............................................................................................................................................................. TEXTC443 CONF 4.b.2. 3. E-mail Address............................................................................................................................................. TEXTC444 CONF 4.b.3. 4. Telephone..................................................................................................................................................... TEXTC445 CONF 4.b.4. c. Third Contact 4.c. 1. Name........................................................................................................................................................... TEXTC870 CONF 4.c.1. 2. Title.............................................................................................................................................................. TEXTC871 CONF 4.c.2. 3. E-mail Address............................................................................................................................................. TEXTC872 CONF 4.c.3. 4. Telephone..................................................................................................................................................... TEXTC873 CONF 4.c.4. d. Fourth Contact 4.d. 1. Name........................................................................................................................................................... TEXTC875 CONF 4.d.1. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 5

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
5

Contact Information(Form Type - 041)

Dollar amounts in thousands			
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.

Schedule RI - Income Statement(Form Type - 041) Dollar amounts in thousands 1. Interest income: 1. a. Interest and fee income on loans: 1.a. 1. Loans secured by real estate: 1.a.1. a. Loans secured by 1-4 family residential properties............................................................................... RIAD4435 198,152 1.a.1.a. b. All other loans secured by real estate.................................................................................................... RIAD4436 501,244 1.a.1.b. 2. Commercial and industrial loans................................................................................................................... RIAD4012 117,978 1.a.2. 3. Loans to individuals for household, family, and other personal expenditures: 1.a.3. a. Credit cards.......................................................................................................................................... RIADB485 2,514 1.a.3.a. RIADB486 28,411 1.a.3.b. b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)........................................................................................................................................................ 4. Not applicable 1.a.4. 5. All other loans1............................................................................................................................................. RIAD4058 15,178 1.a.5. 6. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5)).......................................... RIAD4010 863,477 1.a.6. b. Income from lease financing receivables............................................................................................................. RIAD4065 54,904 1.b. c. Interest income on balances due from depository institutions2............................................................................ RIAD4115 32,801 1.c. d. Interest and dividend income on securities: 1.d. 1. U.S.Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities). RIADB488 2,798 1.d.1. 2. Mortgage-backed securities......................................................................................................................... RIADB489 102,024 1.d.2. 3. All other securities (includes securities issued by states and political subdivisions in the U.S.)................... RIAD4060 5,941 1.d.3. e. Not applicable 1.e. f. Interest income on federal funds sold and securities purchased under agreements to resell............................... RIAD4020 0 1.f. g. Other interest income.......................................................................................................................................... RIAD4518 1,532 1.g. h. Total interest income (sum of items 1.a.(6) through 1.g)...................................................................................... RIAD4107 1,063,477 1.h. 2. Interest expense: 2. a. Interest on deposits: 2.a. RIAD4508 33,007 2.a.1. 1. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)............................................................................................................... 2. Nontransaction accounts: 2.a.2. a. Savings deposits (includes MMDAs)..................................................................................................... RIAD0093 192,007 2.a.2.a. b. Time deposits of $250,000 or less......................................................................................................... RIADHK03 67,330 2.a.2.b. c. Time deposits of more than $250,000.................................................................................................... RIADHK04 17,588 2.a.2.c. b. Expense of federal funds purchased and securities sold under agreements to repurchase................................ RIAD4180 343 2.b. c. Interest on trading liabilities and other borrowed money...................................................................................... RIAD4185 32,525 2.c. d. Interest on subordinated notes and debentures................................................................................................... RIAD4200 0 2.d. e. Total interest expense (sum of items 2.a through 2.d).......................................................................................... RIAD4073 342,800 2.e. 3. Net interest income (item 1.h minus 2.e)..................................................................................................................... RIAD4074 720,677 3. 4. Provisions for credit losses3....................................................................................................................................... RIADJJ33 61,826 4. 5. Noninterest income: 5. a. Income from fiduciary activities 2......................................................................................................................... RIAD4070 96,069 5.a. b. Service charges on deposit accounts................................................................................................................... RIAD4080 27,617 5.b. c. Trading revenue................................................................................................................................................... RIADA220 0 5.c. d. Income from securities-related and insurance activities 5.d. 1. Fees and commissions from securities brokerage........................................................................................ RIADC886 4,911 5.d.1. 2. Investment banking, advisory, and underwriting fees and commissions....................................................... RIADC888 0 5.d.2. 3. Fees and commissions from annuity sales................................................................................................... RIADC887 1,493 5.d.3. 1. Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to fi nance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans." 2. Includes interest income on time certificates of deposit not held for trading. 3. Institutions should report in item 4 the provisions for credit losses for all financial assets and off-balance-sheet credit exposures 2. For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 7

Dollar amounts in thousands 4. Underwriting income from insurance and reinsurance activities................................................................... RIADC386 0 5.d.4. 5. Income from other insurance activities......................................................................................................... RIADC387 688 5.d.5. e. Venture capital revenue....................................................................................................................................... RIADB491 0 5.e. f. Net servicing fees................................................................................................................................................. RIADB492 1,156 5.f. g. Net securitization income.................................................................................................................................... RIADB493 0 5.g. h. Not applicable 5.h. i. Net gains (losses) on sales of loans and leases................................................................................................... RIAD5416 10,872 5.i. j. Net gains (losses) on sales of other real estate owned......................................................................................... RIAD5415 66 5.j. k. Net gains (losses) on sales of other assets3........................................................................................................ RIADB496 7,559 5.k. l. Other noninterest income*.................................................................................................................................... RIADB497 157,704 5.l. m. Total noninterest income (sum of items 5.a through 5.l)...................................................................................... RIAD4079 308,135 5.m. 6. Not available 6. a. Realized gains (losses) on held-to-maturity securities......................................................................................... RIAD3521 0 6.a. b. Realized gains (losses) on available-for-sale debt securities............................................................................... RIAD3196 0 6.b. 7. Noninterest expense: 7. a. Salaries and employee benefits.......................................................................................................................... RIAD4135 311,622 7.a. RIAD4217 59,322 7.b. b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)................................................................................................................................................... c. Not available 7.c. 1. Goodwill impairment losses......................................................................................................................... RIADC216 0 7.c.1. 2. Amortization expense and impairment losses for other intangible assets.................................................... RIADC232 13,371 7.c.2. d. Other noninterest expense*................................................................................................................................. RIAD4092 226,404 7.d. e. Total noninterest expense (sum of items 7.a through 7.d).................................................................................... RIAD4093 610,719 7.e. 8. Not available 8. RIADHT69 356,267 8.a. a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)........ b. Change in net unrealized holding gains (losses) on equity securities not held for trading4................................. RIADHT70 109 8.b. c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)............. RIAD4301 356,376 8.c. 9. Applicable income taxes (on item 8.c)......................................................................................................................... RIAD4302 81,024 9. 10. Income (loss) before discontinued operations (item 8.c minus item 9)...................................................................... RIAD4300 275,352 10. 11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)*.................. RIADFT28 0 11. 12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)................. RIADG104 275,352 12. RIADG103 -176 13. 13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)............................................................................................................................ 14. Net income (loss) attributable to bank (item 12 minus item 13)................................................................................. RIAD4340 275,528 14. RIAD4513 0 M.1. 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes............................................................................................................... RIAD8431 5,288 M.2. Memorandum item 2 is to be completed by banks with $1 billion or more in total assets 2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)1...................... RIAD4313 1,805 M.3. 3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)........................................................................................................................................................... RIAD4507 5,941 M.4. 4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3)).................................................................................................................................................................... 5. Number of full-time equivalent employees at end of current period (round to nearest whole number)....................... RIAD4150 2283 M.5. RIAD4024 317 M.6. Memorandum item 6 is to be completed by: * banks with $300 million or more in total assets, and * banks with less than $300 million in total assets that have loans to finance agricultural product and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans 6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))1............................................................................................................................................................. 3. Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities. *. Describe on Schedule RI-E-Explanations *. Describe on Schedule RI-E - Explanations. 4. Item 8.b is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities. 1. The asset size tests and the 5 percent of total loans test are based on the total assets and total loans reported in the June 30, 2023, Report of Condition. 1. The asset size tests and the 5 percent of total loans test are based on the total assets and total loans reported in the June 30, 2023, Report of Condition. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 8

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
8

Dollar amounts in thousands			
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	688	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	1,156	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	10,872	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	66	5.j.
k. Net gains (losses) on sales of other assets[3]	RIADB496	7,559	5.k.
l. Other noninterest income[*]	RIADB497	157,704	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	308,135	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale debt securities	RIAD3196	0	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	311,622	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	59,322	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	13,371	7.c.2.
d. Other noninterest expense[*]	RIAD4092	226,404	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	610,719	7.e.
8. Not available			8.
a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIADHT69	356,267	8.a.
b. Change in net unrealized holding gains (losses) on equity securities not held for trading[4]	RIADHT70	109	8.b.
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	RIAD4301	356,376	8.c.
9. Applicable income taxes (on item 8.c)	RIAD4302	81,024	9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	RIAD4300	275,352	10.
11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)[*]	RIADFT28	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	275,352	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	-176	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	275,528	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets 2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)[1]	RIAD8431	5,288	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	1,805	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	5,941	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	2283	M.5.
Memorandum item 6 is to be completed by: *• banks with $300 million or more in total assets, and* *• banks with less than $300 million in total assets that have loans to finance agricultural product and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans* 6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))[1]	RIAD4024	317	M.6.

3. Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities.
*. Describe on Schedule RI-E-Explanations
*. Describe on Schedule RI-E - Explanations.
4. Item 8.b is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
1. The asset size tests and the 5 percent of total loans test are based on the total assets and total loans reported in the June 30, 2023, Report of Condition.
1. The asset size tests and the 5 percent of total loans test are based on the total assets and total loans reported in the June 30, 2023, Report of Condition.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
9

Dollar amounts in thousands			
7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution's acquisition (see instructions)[2]	RIAD9106	00000000	M.7.
8. Not applicable			M.8.
Memorandum items 9.a and 9.b are to be completed by banks with $10 billion or more in total assets. 9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:[1]			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
Memorandum item 10 is to be completed by banks with $300 million or more in total assets. 10. Credit losses on derivatives (see instructions)[1]	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Not applicable			M.12.
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option. 13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	NR	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	NR	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	NR	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	NR	M.13.b.1.
14. Not applicable			M.14.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets that answered "Yes" to Schedule RC-E, Memorandum item 5. 15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):[1]			M.15.
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	7,256	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	18,166	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	793	M.15.c.
d. All other service charges on deposit accounts	RIADH035	1,402	M.15.d.

Schedule RI-A - Changes in Bank Equity Capital(Form Type - 041)

Dollar amounts in thousands			
1. Total bank equity capital most recently reported for the December 31, 2023, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	2,477,097	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	2,477,097	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	275,528	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	204,000	9.
10. Other comprehensive income[1]	RIADB511	-30,886	10.
11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)*	RIAD4415	-920	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	2,516,819	12.

2. Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2024, would report 20240301.
1. The asset size tests and the 5 percent of total loans test are based on the total assets and total loans reported in the June 30, 2023, Report of Condition.
1. The asset size tests and the 5 percent of total loans test are based on the total assets and total loans reported in the June 30, 2023, Report of Condition.
1. The $1 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition.
*. Describe on Schedule RI-E -- Explanations.
1. Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale debt securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 041) (Column C) Available-for-sale Debt Securities (Column B) Held-to-maturity Debt Securities (Column A) Loans and Leases Held for Dollar amounts in thousands Investment RIADB522 186,126 RIADJH88 8 RIADJH94 0 1. 1. Balance most recently reported for the December 31, 2023, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)............................................................................................................. 2. Recoveries (column A must equal Part I, item 9, column B, above)............. RIAD4605 12,867 RIADJH89 0 RIADJH95 0 2. RIADC079 65,123 RIADJH92 0 RIADJH98 0 3. 3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)................................................. 4. LESS: Write-downs arising from transfers of financial assets....................... RIAD5523 0 RIADJJ00 0 RIADJJ01 0 4. 5. Provisions for credit losses1......................................................................... RIAD4230 61,411 RIADJH90 -1 RIADJH96 0 5. 6. Adjustments (see instructions for this schedule)*......................................... RIADC233 0 RIADJH91 0 RIADJH97 0 6. RIAD3123 195,281 RIADJH93 7 RIADJH99 0 7. 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)............................................. Dollar amounts in thousands 1. Allocated transfer risk reserve included in Schedule RI-8, Part II, item 7, column A, above....................................... RIADC435 NR M.1. RIADC389 NR M.2. Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges........................................ 3. Amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance charges. RIADC390 NR M.3. 4. Not applicable M.4. 5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above)..... RIADJJ02 0 M.5. 6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above)..... RCONJJ03 0 M.6. 7. Provisions for credit losses on off-balance-sheet credit exposures............................................................................. RIADMG93 416 M.7. RIADMG94 45,679 M.8. 8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, "Balance end of current period," above). 2. Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans." 2. The $300 million asset size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. 2. The $300 million asset size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. 1. The sum of item 5, columns A through C, plus schedule RI-B, Part II, Memorandum items 5 and 7, below, must equal Schedule RI, item 4. *. Describe on Schedule RI-E - Explanations. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 11

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
11

Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 041)

Dollar amounts in thousands	(Column A) Loans and Leases Held for Investment		(Column B) Held-to-maturity Debt Securities		(Column C) Available-for-sale Debt Securities		
1. Balance most recently reported for the December 31, 2023, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	186,126	RIADJH88	8	RIADJH94	0	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	RIAD4605	12,867	RIADJH89	0	RIADJH95	0	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	RIADC079	65,123	RIADJH92	0	RIADJH98	0	3.
4. LESS: Write-downs arising from transfers of financial assets	RIAD5523	0	RIADJJ00	0	RIADJJ01	0	4.
5. Provisions for credit losses[1]	RIAD4230	61,411	RIADJH90	-1	RIADJH96	0	5.
6. Adjustments (see instructions for this schedule)[*]	RIADC233	0	RIADJH91	0	RIADJH97	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	RIAD3123	195,281	RIADJH93	7	RIADJH99	0	7.

Dollar amounts in thousands			
1. Allocated transfer risk reserve included in Schedule RI-8, Part II, item 7, column A, above	RIADC435	NR	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	NR	M.2.
3. Amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance charges.	RIADC390	NR	M.3.
4. Not applicable			M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above)	RIADJJ02	0	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above)	RCONJJ03	0	M.6.
7. Provisions for credit losses on off-balance-sheet credit exposures	RIADMG93	416	M.7.
8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, "Balance end of current period," above).	RIADMG94	45,679	M.8.

2. Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

2. The $300 million asset size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition.

2. The $300 million asset size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition.

1. The sum of item 5, columns A through C, plus schedule RI-B, Part II, Memorandum items 5 and 7, below, must equal Schedule RI, item 4.

*. Describe on Schedule RI-E - Explanations.

Schedule RI-E - Explanations (Form Type - 041) Schedule RI-E is to be completed each quarter on a calendar year-to-date basis. Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.) Dollar amounts in thousands 1. 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l: a. Income and fees from the printing and sale of checks......................................................................................... RIADC013 NR 1.a. b. Earnings on/increase in value of cash surrender value of life insurance.............................................................. RIADC014 NR 1.b. c. Income and fees from automated teller machines (ATMs)................................................................................... RIADC016 NR 1.c. d. Rent and other income from other real estate owned.......................................................................................... RIAD4042 NR 1.d. e. Safe deposit box rent........................................................................................................................................... RIADC015 NR 1.e. f. Bank card and credit card interchange fees.......................................................................................................... RIADF555 17,524 1.f. g. Income and fees from wire transfers.................................................................................................................... RIADT047 NR 1.g. h. Disclose component and the dollar amount of that component: 1.h. (TEXT4461) TCM Courier Fee Income RIAD4461 21,012 1.h.1. i. Disclose component and the dollar amount of that component: 1.i. (TEXT4462) Bailment Fees RIAD4462 68,988 1.i.1. j. Disclose component and the dollar amount of that component: 1.j. (TEXT4463) Capital Markets Revenue RIAD4463 11,864 1.j.1. 2. 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d: a. Data processing expenses.................................................................................................................................. RIADC017 17,962 2.a. b. Advertising and marketing expenses.................................................................................................................... RIAD0497 NR 2.b. c. Directors' fees...................................................................................................................................................... RIAD4136 NR 2.c. d. Printing, stationery, and supplies......................................................................................................................... RIADC018 NR 2.d. e. Postage............................................................................................................................................................... RIAD8403 NR 2.e. f. Legal fees and expenses...................................................................................................................................... RIAD4141 NR 2.f. g. FDIC deposit insurance assessments.................................................................................................................. RIAD4146 CONF 2.g. h. Accounting and auditing expenses....................................................................................................................... RIADF556 NR 2.h. i. Consulting and advisory expenses....................................................................................................................... RIADF557 NR 2.i. j. Automated teller machine (ATM) and interchange expenses................................................................................ RIADF558 NR 2.j. k. Telecommunications expenses............................................................................................................................ RIADF559 NR 2.k. l. Other real estate owned expenses....................................................................................................................... RIADY923 NR 2.l. RIADY924 NR 2.m. m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)......................................................................................................................................... n. Disclose component and the dollar amount of that component: 2.n. (TEXT4464) Courier Expense RIAD4464 18,550 2.n.1. o. Disclose component and the dollar amount of that component: 2.o. (TEXT4467) Software Amortization RIAD4467 27,154 2.o.1. p. Disclose component and the dollar amount of that component: 2.p. (TEXT4468) Other Service Bureau Fees RIAD4468 62,644 2.p.1. 3. 3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation): a. Disclose component, the gross dollar amount of that component, and its related income tax: 3.a. (TEXTFT29) NR RIADFT29 0 3.a.1. 3. Applicable income tax effect......................................................................................................................... RIADFT30 0 3.a.3. b. Disclose component, the gross dollar amount of that component, and its related income tax: 3.b. (TEXTFT31) NR RIADFT31 0 3.b.1. 3. Applicable income tax effect......................................................................................................................... RIADFT32 0 3.b.3. 4. 4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects): a. Disclose component and the dollar amount of that component: 4.a. (TEXTB526) NR RIADB526 0 4.a.1. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 13

Dollar amounts in thousands b. Disclose component and the dollar amount of that component: 4.b. (TEXTB527) NR RIADB527 0 4.b.1. 5. 5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions): a. Disclose component and the dollar amount of that component: 5.a. (TEXT4498) Distributions to noncontrolling shareholders RIAD4498 -920 5.a.1. b. Disclose component and the dollar amount of that component: 5.b. (TEXT4499) NR RIAD4499 0 5.b.1. 6. 6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments): a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets1..... RIADJJ27 0 6.a. b. Disclose component and the dollar amount of that component: 6.b. (TEXT4521) NR RIAD4521 0 6.b.1. c. Disclose component and the dollar amount of that component: 6.c. (TEXT4522) NR RIAD4522 0 6.c.1. 7. 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): a. Comments?......................................................................................................................................................... RIAD4769 No 7.a. b. Other explanations.............................................................................................................................................. TEXT4769 NR 7.b. 1. Institutions should report initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets after the adoption of FASB ASC Topic 326. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 14

Schedule RC - Balance Sheet(Form Type - 041) All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter. Dollar amounts in thousands 1. Cash and balances due from depository institutions (from Schedule RC-A): 1. a. Noninterest-bearing balances and currency and coin1........................................................................................ RCON0081 573,548 1.a. b. Interest-bearing balances2.................................................................................................................................. RCON0071 577,568 1.b. 2. Securities: 2. a. Held-to-maturity securities (from Schedule RC-B, column A)3............................................................................ RCONJJ34 1,015,161 2.a. b. Available-for-sale debt securities (from Schedule RC-B, column D).................................................................... RCON1773 3,510,648 2.b. c. Equity securities with readily determinable fair values not held for trading4......................................................... RCONJA22 0 2.c. 3. Federal funds sold and securities purchased under agreements to resell: 3. a. Federal funds sold............................................................................................................................................... RCONB987 0 3.a. b. Securities purchased under agreements to resell5.............................................................................................. RCONB989 0 3.b. 4. Loans and lease financing receivables (from Schedule RC-C): 4. a. Loans and leases held for sale............................................................................................................................ RCON5369 49,699 4.a. b. Loans and leases held for investment.................................................................................................................. RCONB528 13,191,499 4.b. c. LESS: Allowance for credit losses on loans and leases....................................................................................... RCON3123 195,281 4.c. d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)...................................................... RCONB529 12,996,218 4.d. 5. Trading assets (from Schedule RC-D)......................................................................................................................... RCON3545 0 5. 6. Premises and fixed assets (including right-of-use assets).......................................................................................... RCON2145 235,018 6. 7. Other real estate owned (from Schedule RC-M)......................................................................................................... RCON2150 5,204 7. 8. Investments in unconsolidated subsidiaries and associated companies..................................................................... RCON2130 17,563 8. 9. Direct and indirect investments in real estate ventures............................................................................................... RCON3656 0 9. 10. Intangible assets (from Schedule RC-M)................................................................................................................... RCON2143 904,141 10. 11. Other assets (from Schedule RC-F)6........................................................................................................................ RCON2160 836,905 11. 12. Total assets (sum of items 1 through 11)................................................................................................................... RCON2170 20,721,673 12. 13. Deposits: 13. a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)..................................................... RCON2200 17,340,079 13.a. 1. Noninterest-bearing7.................................................................................................................................... RCON6631 5,026,585 13.a.1. 2. Interest-bearing............................................................................................................................................ RCON6636 12,313,494 13.a.2. b. Not applicable 13.b. 14. Federal funds purchased and securities sold under agreements to repurchase: 14. a. Federal funds purchased8................................................................................................................................... RCONB993 0 14.a. b. Securities sold under agreements to repurchase9............................................................................................... RCONB995 0 14.b. 15. Trading liabilities (from Schedule RC-D).................................................................................................................... RCON3548 0 15. 16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M).................................................. RCON3190 74,142 16. 17. Not applicable 17. 18. Not applicable 18. 19. Subordinated notes and debentures10..................................................................................................................... RCON3200 0 19. 20. Other liabilities (from Schedule RC-G)...................................................................................................................... RCON2930 801,009 20. 21. Total liabilities (sum of items 13 through 20).............................................................................................................. RCON2948 18,215,230 21. 22. Not applicable 22. 1. Includes cash items in process of collection and unposted debits. 2. Includes time certificates of deposit not held for trading. 3. Institutions should report in item 2.a, amounts net of any applicable allowance for credit losses, and should equal to Schedule RC-B, item 8, column A less Schedule RI-B, Part II, item 7, column B. 4. Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities. 5. Includes all securities resale agreements, regardless of maturity. 6. Institutions should report in items 3.b and 11 amounts net of any applicable allowance for credit losses. 7. Includes noninterest-bearing demand, time, and savings deposits. 8. Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money." 9. Includes all securities repurchase agreements, regardless of maturity. 10. Includes limited-life preferred stock and related surplus. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 15

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
15

Schedule RC - Balance Sheet(Form Type - 041)

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands			
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin[1]	RCON0081	573,548	1.a.
b. Interest-bearing balances[2]	RCON0071	577,568	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)[3]	RCONJJ34	1,015,161	2.a.
b. Available-for-sale debt securities (from Schedule RC-B, column D)	RCON1773	3,510,648	2.b.
c. Equity securities with readily determinable fair values not held for trading[4]	RCONJA22	0	2.c.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell[5]	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCON5369	49,699	4.a.
b. Loans and leases held for investment	RCONB528	13,191,499	4.b.
c. LESS: Allowance for credit losses on loans and leases	RCON3123	195,281	4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)	RCONB529	12,996,218	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including right-of-use assets)	RCON2145	235,018	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	5,204	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCON2130	17,563	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets (from Schedule RC-M)	RCON2143	904,141	10.
11. Other assets (from Schedule RC-F)[6]	RCON2160	836,905	11.
12. Total assets (sum of items 1 through 11)	RCON2170	20,721,673	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	17,340,079	13.a.
1. Noninterest-bearing[7]	RCON6631	5,026,585	13.a.1.
2. Interest-bearing	RCON6636	12,313,494	13.a.2.
b. Not applicable			13.b.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased[8]	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase[9]	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M)	RCON3190	74,142	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures[10]	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	801,009	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	18,215,230	21.
22. Not applicable			22.

1. Includes cash items in process of collection and unposted debits.
2. Includes time certificates of deposit not held for trading.
3. Institutions should report in item 2.a, amounts net of any applicable allowance for credit losses, and should equal to Schedule RC-B, item 8, column A less Schedule RI-B, Part II, item 7, column B.
4. Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
5. Includes all securities resale agreements, regardless of maturity.
6. Institutions should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.
7. Includes noninterest-bearing demand, time, and savings deposits.
8. Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
9. Includes all securities repurchase agreements, regardless of maturity.
10. Includes limited-life preferred stock and related surplus.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
16

Dollar amounts in thousands			
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	0	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	2,402,427	25.
26. Not available			26.
a. Retained earnings	RCON3632	739,269	26.a.
b. Accumulated other comprehensive income[1]	RCONB530	-624,877	26.b.
c. Other equity capital components[2]	RCONA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	2,516,819	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCON3000	-10,376	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	2,506,443	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	20,721,673	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2023	RCON6724	NR	M.1.
2. Bank's fiscal year-end date (report the date in MMDD format)	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type - 041)

Schedule RC-A is to be completed only by banks with $300 million or more in total assets.
Exclude assets held for trading.

Dollar amounts in thousands			
1. Cash items in process of collection, unposted debits, and currency and coin:			1.
a. Cash items in process of collection and unposted debits	RCON0020	93,599	1.a.
b. Currency and coin	RCON0080	463,140	1.b.
2. Balances due from depository institutions in the U.S.	RCON0082	9,610	2.
3. Balances due from banks in foreign countries and foreign central banks	RCON0070	7,555	3.
4. Balances due from Federal Reserve Banks	RCON0090	577,212	4.
5. Total	RCON0010	1,151,116	5.

1. Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments.
2. Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Dollar amounts in thousands 1. Pledged securities1.................................................................................................................................................... RCON0416 3,432,384 M.1. 2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):1 M.2. M.2.a. a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:2 1. Three months or less................................................................................................................................... RCONA549 2,405 M.2.a.1. 2. Over three months through 12 months......................................................................................................... RCONA550 14,293 M.2.a.2. 3. Over one year through three years............................................................................................................... RCONA551 43,016 M.2.a.3. 4. Over three years through five years.............................................................................................................. RCONA552 62,434 M.2.a.4. 5. Over five years through 15 years.................................................................................................................. RCONA553 423,722 M.2.a.5. 6. Over 15 years............................................................................................................................................... RCONA554 21,306 M.2.a.6. M.2.b. b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:2 1. Three months or less................................................................................................................................... RCONA555 0 M.2.b.1. 2. Over three months through 12 months......................................................................................................... RCONA556 0 M.2.b.2. 3. Over one year through three years............................................................................................................... RCONA557 1,106 M.2.b.3. 4. Over three years through five years.............................................................................................................. RCONA558 929 M.2.b.4. 5. Over five years through 15 years.................................................................................................................. RCONA559 710,042 M.2.b.5. 6. Over 15 years............................................................................................................................................... RCONA560 2,815,622 M.2.b.6. M.2.c. c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:5 1. Three years or less...................................................................................................................................... RCONA561 59,060 M.2.c.1. 2. Over three years.......................................................................................................................................... RCONA562 371,882 M.2.c.2. RCONA248 16,698 M.2.d. d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)............................................................................................................................................................... RCON1778 0 M.3. Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer).................................................................. M.4. 4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6): a. Amortized cost.................................................................................................................................................... RCON8782 0 M.4.a. b. Fair value............................................................................................................................................................. RCON8783 0 M.4.b. 1. Includes Small Business Administration "Guaranteed Loan Pool Certificates"; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority. 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). 2. This item is to be completed by institutions that have adopted ASU 2022-01, as applicable. 3. The total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. The total reported in column D must equal Schedule RC, item 2.b. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 18

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
18

Dollar amounts in thousands			
1. Pledged securities[1]	RCON0416	3,432,384	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):[1]			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.a.
1. Three months or less	RCONA549	2,405	M.2.a.1.
2. Over three months through 12 months	RCONA550	14,293	M.2.a.2.
3. Over one year through three years	RCONA551	43,016	M.2.a.3.
4. Over three years through five years	RCONA552	62,434	M.2.a.4.
5. Over five years through 15 years	RCONA553	423,722	M.2.a.5.
6. Over 15 years	RCONA554	21,306	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.b.
1. Three months or less	RCONA555	0	M.2.b.1.
2. Over three months through 12 months	RCONA556	0	M.2.b.2.
3. Over one year through three years	RCONA557	1,106	M.2.b.3.
4. Over three years through five years	RCONA558	929	M.2.b.4.
5. Over five years through 15 years	RCONA559	710,042	M.2.b.5.
6. Over 15 years	RCONA560	2,815,622	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:[5]			M.2.c.
1. Three years or less	RCONA561	59,060	M.2.c.1.
2. Over three years	RCONA562	371,882	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	16,698	M.2.d.
Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCON8782	0	M.4.a.
b. Fair value	RCON8783	0	M.4.b.

1. Includes Small Business Administration "Guaranteed Loan Pool Certificates"; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2. This item is to be completed by institutions that have adopted ASU 2022-01, as applicable.

3. The total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. The total reported in column D must equal Schedule RC, item 2.b.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
19

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value		
Memorandum items 5.a through 5.f are to be completed by banks with $10 billion or more in total assets. 5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):[1]									M.5.
a. Credit card receivables	RCONB838	0	RCONB839	0	RCONB840	0	RCONB841	0	M.5.a.
b. Home equity lines	RCONB842	0	RCONB843	0	RCONB844	0	RCONB845	0	M.5.b.
c. Automobile loans	RCONB846	0	RCONB847	0	RCONB848	0	RCONB849	0	M.5.c.
d. Other consumer loans	RCONB850	0	RCONB851	0	RCONB852	0	RCONB853	0	M.5.d.
e. Commercial and industrial loans	RCONB854	0	RCONB855	0	RCONB856	0	RCONB857	0	M.5.e.
f. Other	RCONB858	0	RCONB859	0	RCONB860	0	RCONB861	0	M.5.f.
Memorandum items 6.a through 6.g are to be completed by banks with $10 billion or more in total assets. 6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, item 5.b):[1]									M.6.
a. Trust preferred securities issued by financial institutions	RCONG348	0	RCONG349	0	RCONG350	0	RCONG351	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	0	RCONG353	0	RCONG354	0	RCONG355	0	M.6.b.
c. Corporate and similar loans	RCONG356	0	RCONG357	0	RCONG358	0	RCONG359	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	0	RCONG361	0	RCONG362	0	RCONG363	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	0	RCONG365	0	RCONG366	0	RCONG367	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	0	RCONG369	0	RCONG370	0	RCONG371	0	M.6.f.
g. Other collateral or reference assets	RCONG372	0	RCONG373	0	RCONG374	0	RCONG375	0	M.6.g.
7. Guaranteed by U.S. Government agencies or sponsored agencies included in Schedule RC-B, item 5.b	RCONPU98	0	RCONPU99	0	RCONPV00	0	RCONPV01	0	M.7.

1. Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.

1. Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.

2. Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.

2. Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.

5. Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

1. The $10 billion asset size test is based on the total assets reported on the June 30, 2023, Report of Condition.

1. The $10 billion asset size test is based on the total assets reported on the June 30, 2022, Report of Condition.

Dollar amounts in thousands M.1. 1. Loan modifications to borrowers experiencing financial difficulty* that are in compliance with their modified terms (included in Schedule RC-C, Part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):* a. Construction, land development, and other land loans: M.1.a. 1. 1-4 family residential construction loans....................................................................................................... RCONK158 1,188 M.1.a.1. 2. Other construction loans and all land development and other land loans..................................................... RCONK159 19,403 M.1.a.2. b. Loans secured by 1-4 family residential properties.............................................................................................. RCONF576 0 M.1.b. c. Secured by multifamily (5 or more) residential properties.................................................................................... RCONK160 6,570 M.1.c. d. Secured by nonfarm nonresidential properties: M.1.d. 1. Loans secured by owner-occupied nonfarm nonresidential properties......................................................... RCONK161 3,614 M.1.d.1. 2. Loans secured by other nonfarm nonresidential properties.......................................................................... RCONK162 29,753 M.1.d.2. e. Commercial and industrial loans.......................................................................................................................... RCONK256 28,069 M.1.e. RCONK163 28,069 M.1.e.1. Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e(1) and (2) must equal Memorandum item 1.e): 1. To U.S. addressees (domicile)...................................................................................................................... 2. To non-U.S. addressees (domicile)............................................................................................................... RCONK164 0 M.1.e.2. f. All other loans (include loans to individuals for household, family, and other personal expenditures).................. RCONK165 6,315 M.1.f. 1. Loans secured by farmland*......................................................................................................................... RCONK166 0 M.1.f.1. 2. Not applicable M.1.f.2. 3. Not applicable M.1.f.3. 4. Loans to individuals for household, family, and other personal expenditures: M.1.f.4. a. Credit cards.......................................................................................................................................... RCONK098 0 M.1.f.4.a. b. Automobile loans.................................................................................................................................. RCONK203 0 M.1.f.4.b. c. Other (includes revolving credit plans other than credit cards and other consumer loans)................... RCONK204 0 M.1.f.4.c. RCONK168 0 M.1.f.5. Memorandum item 1.f.(5) is to be completed by: * Banks with $300 million or more in total assets * Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans 5. Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f, above1......................................................................................................................... RCONHK25 94,912 M.1.g. g. Total loan modifications to borrowers experiencing financial difficulty that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)........................................................................................... 2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status): M.2. M.2.a. a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: 1. Three months or less................................................................................................................................... RCONA564 127,865 M.2.a.1. 2. Over three months through 12 months......................................................................................................... RCONA565 47,872 M.2.a.2. 3. Over one year through three years............................................................................................................... RCONA566 105,996 M.2.a.3. 4. Over three years through five years.............................................................................................................. RCONA567 121,214 M.2.a.4. 5. Over five years through 15 years.................................................................................................................. RCONA568 482,745 M.2.a.5. 6. Over 15 years............................................................................................................................................... RCONA569 543,746 M.2.a.6. M.2.b. b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: 1. Three months or less................................................................................................................................... RCONA570 6,217,145 M.2.b.1. 2. Over three months through 12 months......................................................................................................... RCONA571 274,331 M.2.b.2. 3. Over one year through three years............................................................................................................... RCONA572 1,148,927 M.2.b.3. 4. Over three years through five years.............................................................................................................. RCONA573 1,262,843 M.2.b.4. 5. Over five years through 15 years.................................................................................................................. RCONA574 1,565,508 M.2.b.5. 6. Over 15 years............................................................................................................................................... RCONA575 1,235,484 M.2.b.6. RCONA247 1,783,879 M.2.c. c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)................................................................... *. * The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date. *. *The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date. 1. The $300 million asset size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 21

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
21

Dollar amounts in thousands			
1. Loan modifications to borrowers experiencing financial difficulty* that are in compliance with their modified terms (included in Schedule RC-C, Part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):*			M.1.
a. Construction, land development, and other land loans:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	1,188	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	19,403	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF576	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK160	6,570	M.1.c.
d. Secured by nonfarm nonresidential properties:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	3,614	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	29,753	M.1.d.2.
e. Commercial and industrial loans	RCONK256	28,069	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e(1) and (2) must equal Memorandum item 1.e): 1. To U.S. addressees (domicile)	RCONK163	28,069	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCONK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK165	6,315	M.1.f.
1. Loans secured by farmland*	RCONK166	0	M.1.f.1.
2. Not applicable			M.1.f.2.
3. Not applicable			M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCONK098	0	M.1.f.4.a.
b. Automobile loans	RCONK203	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCONK204	0	M.1.f.4.c.
*Memorandum item 1.f.(5) is to be completed by: * Banks with $300 million or more in total assets * Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans* 5. Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f, above[1]	RCONK168	0	M.1.f.5.
g. Total loan modifications to borrowers experiencing financial difficulty that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)	RCONHK25	94,912	M.1.g.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCONA564	127,865	M.2.a.1.
2. Over three months through 12 months	RCONA565	47,872	M.2.a.2.
3. Over one year through three years	RCONA566	105,996	M.2.a.3.
4. Over three years through five years	RCONA567	121,214	M.2.a.4.
5. Over five years through 15 years	RCONA568	482,745	M.2.a.5.
6. Over 15 years	RCONA569	543,746	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCONA570	6,217,145	M.2.b.1.
2. Over three months through 12 months	RCONA571	274,331	M.2.b.2.
3. Over one year through three years	RCONA572	1,148,927	M.2.b.3.
4. Over three years through five years	RCONA573	1,262,843	M.2.b.4.
5. Over five years through 15 years	RCONA574	1,565,508	M.2.b.5.
6. Over 15 years	RCONA575	1,235,484	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	1,783,879	M.2.c.

*. * The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date.

*. *The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date.

1. The $300 million asset size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition.

Dollar amounts in thousands 11. Not applicable M.11. (Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected (Column B) Gross contractual amounts receivable at acquisition date (Column A) Fair value of acquired loans and leases at acquisition date Dollar amounts in thousands M.12. Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only. 12. Loans (not considered purchased credit deteriorated) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year: a. Loans secured by real estate................................................................ RCONG091 0 RCONG092 0 RCONG093 0 M.12.a. b. Commercial and industrial loans........................................................... RCONG094 0 RCONG095 0 RCONG096 0 M.12.b. RCONG097 0 RCONG098 0 RCONG099 0 M.12.c. c. Loans to individuals for household, family, and other personal expenditures.............................................................................................. d. All other loans and all leases................................................................. RCONG100 0 RCONG101 0 RCONG102 0 M.12.d. Dollar amounts in thousands M.13. Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, Part I, item 1.a, column B) that exceeded the sum of tier 1 capital (as reported in Schedule RC-R, Part I, item 26) plus the allowance for credit losses on loans and leases (as reported in Schedule RC, item 4.c) as of December 31. 13. Construction, land development, and other land loans in domestic offices with interest reserves: RCONG376 NR M.13.a. a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)............................................................................................................................................................................ RIADG377 NR M.13.b. b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2)). RCONG378 9,096,731 M.14. Memorandum item 14 is to be completed by all banks. 14. Pledged loans and leases........................................................................................................................................ M.15. Memorandum item 15 is to be completed for the December report only. 15. Reverse mortgages: RCONPR04 3,625 M.15.a. Memorandum item 15 is to be completed for the December report only. a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above)...... RCONPR05 55 M.15.b. b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages................. c. Principal amount of reverse mortgage originations that have been sold during the year..................................... RCONPR06 0 M.15.c. RCONLE75 7,751 M.16. Memorandum item 16 is to be completed by all banks. 16. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit that have converted to non-revolving closed-end status (included in item 1.c.(1) above)...................................................... M.17. Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis. 17. Eligible loan modifications under Section 4013, Temporary Relief from Troubled Debt Restructurings, of the 2020 Coronavirus Aid, Relief, and Economic Security Act: a. Number of Section 4013 loans outstanding......................................................................................................... RCONLG24 CONF M.17.a. b. Outstanding balance of Section 4013 loans......................................................................................................... RCONLG25 CONF M.17.b. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 23

Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 041) Report the number and amount currently outstanding as of the report date of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currentlyoutstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger. Dollar amounts in thousands RCON6999 No 1. 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less....................................................................................................... 2. If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5 2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories: RCON5562 NR 2.a. a. "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)...................................................................................................................................................................... b. "Commercial and industrial loans" reported in Schedule RC-C, part I, item 41.................................................... RCON5563 NR 2.b. (Column B) Amount Currently Outstanding (Column A) Number of Loans Dollar amounts in thousands 3. 3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2): a. With original amounts of $100,000 or less..................................................................... RCON5564 111 RCON5565 5,422 3.a. b. With original amounts of more than $100,000 through $250,000................................... RCON5566 559 RCON5567 74,734 3.b. c. With original amounts of more than $250,000 through $1,000,000................................ RCON5568 1600 RCON5569 642,679 3.c. 4. 4. Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4: a. With original amounts of $100,000 or less..................................................................... RCON5570 3274 RCON5571 51,361 4.a. b. With original amounts of more than $100,000 through $250,000................................... RCON5572 502 RCON5573 56,864 4.b. c. With original amounts of more than $250,000 through $1,000,000................................ RCON5574 557 RCON5575 189,249 4.c. Dollar amounts in thousands RCON6860 No 5. 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less................................ 6. If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8. 6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories: RCON5576 NR 6.a. a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b......................................................................................................................................................... RCON5577 NR 6.b. b. "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3.............................................................................................................................................................................. (Column B) Amount Currently Outstanding (Column A) Number of Loans Dollar amounts in thousands 7. 7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b: a. With original amounts of $100,000 or less..................................................................... RCON5578 4 RCON5579 181 7.a. b. With original amounts of more than $100,000 through $250,000................................... RCON5580 11 RCON5581 1,470 7.b. c. With original amounts of more than $250,000 through $500,000................................... RCON5582 17 RCON5583 5,168 7.c. 8. 8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3: a. With original amounts of $100,000 or less..................................................................... RCON5584 14 RCON5585 332 8.a. b. With original amounts of more than $100,000 through $250,000................................... RCON5586 1 RCON5587 200 8.b. c. With original amounts of more than $250,000 through $500,000................................... RCON5588 0 RCON5589 0 8.c. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 24

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
24

Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 041)

Report the number and amount currently outstanding as of the report date of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan:
(1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currentlyoutstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Dollar amounts in thousands			
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less	RCON6999	No	1.
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5 2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)	RCON5562	NR	2.a.
b. "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4[1]	RCON5563	NR	2.b.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2):					3.
a. With original amounts of $100,000 or less	RCON5564	111	RCON5565	5,422	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	559	RCON5567	74,734	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	1600	RCON5569	642,679	3.c.
4. Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4:					4.
a. With original amounts of $100,000 or less	RCON5570	3274	RCON5571	51,361	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	502	RCON5573	56,864	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	557	RCON5575	189,249	4.c.

Dollar amounts in thousands			
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less	RCON6860	No	5.
If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8. 6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b	RCON5576	NR	6.a.
b. "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3	RCON5577	NR	6.b.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b:					7.
a. With original amounts of $100,000 or less	RCON5578	4	RCON5579	181	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	11	RCON5581	1,470	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	17	RCON5583	5,168	7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3:					8.
a. With original amounts of $100,000 or less	RCON5584	14	RCON5585	332	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	1	RCON5587	200	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	0	RCON5589	0	8.c.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
25

Schedule RC-D - Trading Assets and Liabilities(Form Type - 041)

RC-D is to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar amounts in thousands			
1. U.S. Treasury securities	RCON3531	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCON3533	0	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	0	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)	RCONG380	0	4.b.
c. All other residential MBS	RCONG381	0	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCONK197	0	4.d.
e. All other commercial MBS	RCONK198	0	4.e.
5. Other debt securities:			5.
a. Structured financial products	RCONHT62	0	5.a.
b. All other debt securities	RCONG386	0	5.b.
6. Loans:			6.
a. Loans secured by real estate:			6.a.
1. Loans secured by 1-4 family residential properties	RCONHT63	0	6.a.1.
2. All other loans secured by real estate	RCONHT64	0	6.a.2.
b. Commercial and industrial loans	RCONF614	0	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCONHT65	0	6.c.
d. Other loans	RCONF618	0	6.d.
7. Not applicable			7.
8. Not applicable			8.
9. Other trading assets	RCON3541	0	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCON3543	0	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	0	12.
13. Not available			13.
a. Liability for short positions	RCON3546	0	13.a.
b. Other trading liabilities	RCONF624	0	13.b.
14. Derivatives with a negative fair value	RCON3547	0	14.
15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	RCON3548	0	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			M.1.
a. Loans secured by real estate:			M.1.a.
1. Loans secured by 1-4 family residential properties	RCONHT66	0	M.1.a.1.
2. All other loans secured by real estate	RCONHT67	0	M.1.a.2.
b. Commercial and industrial loans	RCONF632	0	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCONHT68	0	M.1.c.
d. Other loans	RCONF636	0	M.1.d.

1. Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, Part I, item 4.a, column A, "Commercial and industrial loans to U.S. addressees."

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Dollar amounts in thousands 1. Selected components of total deposits (i.e., sum of item 7, columns A and C): M.1. a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............................................................. RCON6835 234,677 M.1.a. b. Total brokered deposits........................................................................................................................................ RCON2365 0 M.1.b. c. Brokered deposits of $250,000 or less (fully insured brokered deposits)2........................................................... RCONHK05 0 M.1.c. d. Maturity data for brokered deposits: M.1.d. RCONHK06 0 M.1.d.1. 1. Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)................................................................................................................................................ 2. Not applicable M.1.d.2. RCONK220 0 M.1.d.3. 3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)......................................................................................................................... RCON5590 776,004 M.1.e. e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only). RCONK223 0 M.1.f. f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits................................................................................................................................................................... g. Total reciprocal deposits (as of the report date)................................................................................................... RCONJH83 429,257 M.1.g. h. Sweep deposits: M.1.h. 1. Fully insured, affiliate sweep deposits........................................................................................................... RCONMT87 223,153 M.1.h.1. 2. Not fully insured, affiliate sweep deposits..................................................................................................... RCONMT89 1,180,031 M.1.h.2. 3. Fully insured, non-affiliate sweep deposits................................................................................................... RCONMT91 294,429 M.1.h.3. 4. Not fully insured, non-affiliate sweep deposits.............................................................................................. RCONMT93 0 M.1.h.4. i. Total sweep deposits that are not brokered deposits............................................................................................. RCONMT95 1,697,613 M.1.i. M.2. 2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above): a. Savings deposits: M.2.a. 1. Money market deposit accounts (MMDAs)................................................................................................... RCON6810 4,866,036 M.2.a.1. 2. Other savings deposits (excludes MMDAs).................................................................................................. RCON0352 1,489,996 M.2.a.2. b. Total time deposits of less than $100,000............................................................................................................ RCON6648 876,531 M.2.b. c. Total time deposits of $100,000 through $250,000............................................................................................... RCONJ473 771,997 M.2.c. d. Total time deposits of more than $250,000........................................................................................................... RCONJ474 440,046 M.2.d. RCONF233 65,631 M.2.e. e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above.......................................................................................................................................... 3. Maturity and repricing data for time deposits of $250,000 or less: M.3. a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of:1, 2 M.3.a. 1. Three months or less................................................................................................................................... RCONHK07 494,742 M.3.a.1. 2. Over three months through 12 months......................................................................................................... RCONHK08 1,038,069 M.3.a.2. 3. Over one year through three years............................................................................................................... RCONHK09 99,413 M.3.a.3. 4. Over three years.......................................................................................................................................... RCONHK10 16,304 M.3.a.4. RCONHK11 1,532,811 M.3.b. b.Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)3............................................................................................................................. 4. Maturity and repricing data for time deposits of more than $250,000: M.4. a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of:1, 4 M.4.a. 1. Three months or less................................................................................................................................... RCONHK12 136,596 M.4.a.1. 2. Over three months through 12 months......................................................................................................... RCONHK13 284,851 M.4.a.2. 3. Over one year through three years............................................................................................................... RCONHK14 18,057 M.4.a.3. 4. Over three years.......................................................................................................................................... RCONHK15 542 M.4.a.4. RCONK222 421,447 M.4.b. b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)3...................................................................................................... RCONP752 Yes M.5. 5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?................ 2. The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limit in effect on the report date. 1, 2. Report fixed-rate time deposits by remaining maturity and floating rate time deposits by next repricing date. 3. Report both fixed-and floating-rate time deposits by remaining maturity. Exclude floating-rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year. 1, 4. Report fixed-rate time deposits by remaining maturity and floating rate time deposits by next repricing date. 3. Report both fixed-and floating-rate time deposits by remaining maturity. Exclude floating-rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 27

Dollar amounts in thousands M.6. Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets that answered "Yes" to Memorandum item 5 above. 6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A, above):5 RCONP753 1,048,740 M.6.a. a.Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use..................................................................................................................... RCONP754 1,703,698 M.6.b. b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use..................................................................................................................... M.7. 7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above): M.7.a. a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above): RCONP756 3,212,548 M.7.a.1. 1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use..................................................................................................................................................... 2. Deposits in all other MMDAs of individuals, partnerships, and corporations................................................ RCONP757 1,597,333 M.7.a.2. M.7.b. b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above): RCONP758 1,034,917 M.7.b.1. 1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use.............................................................................................................. 2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations..................... RCONP759 443,806 M.7.b.2. 5. The $1 billion asset size test is based on the total assets reported on the June 30, 2023, Report of Condition. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 28

Schedule RC-F - Other Assets(Form Type - 041) Dollar amounts in thousands 1. Accrued interest receivable2....................................................................................................................................... RCONB556 84,671 1. 2. Net deferred tax assets3............................................................................................................................................. RCON2148 252,923 2. 3. Interest-only strips receivable (not in the form of a security)4..................................................................................... RCONHT80 0 3. 4. Equity investments without readily determinable fair values5...................................................................................... RCON1752 12,426 4. 5. Life insurance assets: 5. a. General account life insurance assets.................................................................................................................. RCONK201 26,538 5.a. b. Separate account life insurance assets................................................................................................................ RCONK202 9,642 5.b. c. Hybrid account life insurance assets.................................................................................................................... RCONK270 385 5.c. 6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)...................... RCON2168 450,320 6. a. Prepaid expenses................................................................................................................................................ RCON2166 NR 6.a. b. Repossessed personal property (including vehicles)........................................................................................... RCON1578 NR 6.b. c. Derivatives with a positive fair value held for purposes other than trading........................................................... RCONC010 170,488 6.c. d. Not applicable 6.d. e. Computer software.............................................................................................................................................. RCONFT33 NR 6.e. f. Accounts receivable............................................................................................................................................. RCONFT34 NR 6.f. g. Receivables from foreclosed government-guaranteed mortgage loans............................................................... RCONFT35 NR 6.g. h. Disclose component and the dollar amount of that component: 6.h. 1. Describe component.................................................................................................................................... TEXT3549 NR 6.h.1. 2. Amount of component.................................................................................................................................. RCON3549 NR 6.h.2. i. Disclose component and the dollar amount of that component: 6.i. 1. Describe component.................................................................................................................................... TEXT3550 NR 6.i.1. 2. Amount of component.................................................................................................................................. RCON3550 NR 6.i.2. j. Disclose component and the dollar amount of that component: 6.j. 1. Describe component.................................................................................................................................... TEXT3551 NR 6.j.1. 2. Amount of component.................................................................................................................................. RCON3551 NR 6.j.2. 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)......................................................................... RCON2160 836,905 7. 2. Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivables on financial assets that are reported elsewhere on the balance sheet. 3. See discussion of deferred income taxes in Glossary entry on "income taxes." 4. Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate. 5. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 29

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
29

Schedule RC-F - Other Assets(Form Type - 041)

Dollar amounts in thousands			
1. Accrued interest receivable[2]	RCONB556	84,671	1.
2. Net deferred tax assets[3]	RCON2148	252,923	2.
3. Interest-only strips receivable (not in the form of a security)[4]	RCONHT80	0	3.
4. Equity investments without readily determinable fair values[5]	RCON1752	12,426	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCONK201	26,538	5.a.
b. Separate account life insurance assets	RCONK202	9,642	5.b.
c. Hybrid account life insurance assets	RCONK270	385	5.c.
6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)	RCON2168	450,320	6.
a. Prepaid expenses	RCON2166	NR	6.a.
b. Repossessed personal property (including vehicles)	RCON1578	NR	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	170,488	6.c.
d. Not applicable			6.d.
e. Computer software	RCONFT33	NR	6.e.
f. Accounts receivable	RCONFT34	NR	6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	RCONFT35	NR	6.g.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3549	NR	6.h.1.
2. Amount of component	RCON3549	NR	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3550	NR	6.i.1.
2. Amount of component	RCON3550	NR	6.i.2.
j. Disclose component and the dollar amount of that component:			6.j.
1. Describe component	TEXT3551	NR	6.j.1.
2. Amount of component	RCON3551	NR	6.j.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCON2160	836,905	7.

2. Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivables on financial assets that are reported elsewhere on the balance sheet.

3. See discussion of deferred income taxes in Glossary entry on "income taxes."

4. Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

5. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

Schedule RC-K - Quarterly Averages(Form Type - 041) Dollar amounts in thousands 1. Interest-bearing balances due from depository institutions......................................................................................... RCON3381 745,582 1. 2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)2............ RCONB558 182,650 2. 3. Mortgage-backed securities2...................................................................................................................................... RCONB559 4,295,179 3. 4. All other debt securities and equity securities with readily determinable fair values not held for trading2................... RCONB560 184,331 4. 5. Federal funds sold and securities purchased under agreements to resell.................................................................. RCON3365 0 5. 6. Loans: 6. a. Total loans........................................................................................................................................................... RCON3360 12,648,959 6.a. b. Loans secured by real estate: 6.b. 1. Loans secured by 1-4 family residential properties....................................................................................... RCON3465 3,156,463 6.b.1. 2. All other loans secured by real estate........................................................................................................... RCON3466 7,308,828 6.b.2. c. Commercial and industrial loans.......................................................................................................................... RCON3387 1,226,929 6.c. d. Loans to individuals for household, family, and other personal expenditures: 6.d. 1. Credit cards.................................................................................................................................................. RCONB561 23,646 6.d.1. RCONB562 343,287 6.d.2. 2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)............................................................................................................................................................... RCON3401 0 7. Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes. 7. Trading assets............................................................................................................................................................. 8. Lease financing receivables (net of unearned income)............................................................................................... RCON3484 639,795 8. 9. Total assets4............................................................................................................................................................... RCON3368 21,423,003 9. RCON3485 3,995,201 10. 10. Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)............................................................................................................. 11. Nontransaction accounts: 11. a. Savings deposits (includes MMDAs).................................................................................................................... RCONB563 6,245,651 11.a. b. Time deposits of $250,000 or less........................................................................................................................ RCONHK16 1,690,844 11.b. c. Time deposits of more than $250,000.................................................................................................................. RCONHK17 422,612 11.c. 12. Federal funds purchased and securities sold under agreements to repurchase....................................................... RCON3353 22,056 12. RCON3355 221,622 13. To be completed by banks with $100 million or more in total assets: 13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)5.................... RCON3386 5,050 M.1. Memorandum item 1 is to be completed by: banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part 1, item 3) exceeding 5 percent of total loans. 1. Loans to finance agricultural production and other loans to farmers 2........................................................................ 2. Quarterly averages for all debt securities should be based on amortized cost. 2. Quarterly averages for all debt securities should be based on amortized cost. 4. The quarterly average for total assets should reflect securities not held for trading as follows: a) Debt securities at amortized cost, b) Equity securities with readily determinable fair values at fair value, and c) Equity investments without readily determinable fair values, their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes). 5. The $100 million asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition. 2. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 31

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
31

Schedule RC-K - Quarterly Averages(Form Type - 041)

Dollar amounts in thousands			
1. Interest-bearing balances due from depository institutions	RCON3381	745,582	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)[2]	RCONB558	182,650	2.
3. Mortgage-backed securities[2]	RCONB559	4,295,179	3.
4. All other debt securities and equity securities with readily determinable fair values not held for trading[2]	RCONB560	184,331	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:			6.
a. Total loans	RCON3360	12,648,959	6.a.
b. Loans secured by real estate:			6.b.
1. Loans secured by 1-4 family residential properties	RCON3465	3,156,463	6.b.1.
2. All other loans secured by real estate	RCON3466	7,308,828	6.b.2.
c. Commercial and industrial loans	RCON3387	1,226,929	6.c.
d. Loans to individuals for household, family, and other personal expenditures:			6.d.
1. Credit cards	RCONB561	23,646	6.d.1.
2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	343,287	6.d.2.
Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes. 7. Trading assets	RCON3401	0	7.
8. Lease financing receivables (net of unearned income)	RCON3484	639,795	8.
9. Total assets[4]	RCON3368	21,423,003	9.
10. Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	3,995,201	10.
11. Nontransaction accounts:			11.
a. Savings deposits (includes MMDAs)	RCONB563	6,245,651	11.a.
b. Time deposits of $250,000 or less	RCONHK16	1,690,844	11.b.
c. Time deposits of more than $250,000	RCONHK17	422,612	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	22,056	12.
To be completed by banks with $100 million or more in total assets: 13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)[5]	RCON3355	221,622	13.
Memorandum item 1 is to be completed by: banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part 1, item 3) exceeding 5 percent of total loans. 1. Loans to finance agricultural production and other loans to farmers[2]	RCON3386	5,050	M.1.

2. Quarterly averages for all debt securities should be based on amortized cost.
2. Quarterly averages for all debt securities should be based on amortized cost.
4. The quarterly average for total assets should reflect securities not held for trading as follows: a) Debt securities at amortized cost, b) Equity securities with readily determinable fair values at fair value, and c) Equity investments without readily determinable fair values, their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes).
5. The $100 million asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition.
2. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
32

Schedule RC-L - Derivatives and Off-Balance Sheet Items(Form Type - 041)

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar amounts in thousands			
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCON3814	1,154,537	1.a.
Item 1.a.(1) is to be completed for the December report only. 1. Unused commitments for reverse mortgages outstanding that are held for investment in domestic offices (included in item 1.a. above)	RCONHT72	8	1.a.1.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCON3815	147,088	1.b.
Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only by banks with either $300 million or more in total assets or $300 million or more in credit card lines (sum of items 1.b.(1) and 1.b.(2) must equal item 1.b). 1. Unused consumer credit card lines[1]	RCONJ455	110,013	1.b.1.
2. Other unused credit card lines	RCONJ456	37,075	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCONF164	130,062	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCONF165	468,510	1.c.1.b.
2. Not secured by real estate	RCON6550	25,195	1.c.2.
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCONJ457	1,306,062	1.e.1.
2. Loans to depository financial institutions	RCONPV10	0	1.e.2.
3. Loans to nondepository financial institutions	RCONPV11	218,106	1.e.3.
a. Loans to mortgage credit intermediaries[1]	RCONPV12	49,053	1.e.3.a.
b. Loans to business credit intermediaries	RCONPV13	38,233	1.e.3.b.
c. Loans to private equity funds	RCONPV14	81,050	1.e.3.c.
d. Loans to consumer credit intermediaries	RCONPV15	0	1.e.3.d.
e. Other loans to nondepository financial institutions	RCONPV16	49,770	1.e.3.e.
4. All other unused commitments	RCONJ459	343,598	1.e.4.
2. Financial standby letters of credit	RCON3819	44,373	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. a. Amount of financial standby letters of credit conveyed to others[1]	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	56,675	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets a. Amount of performance standby letters of credit conveyed to others[1]	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	399	4.
5. Not applicable			5.
6. Securities lent and borrowed:			6.
a. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.a.
b. Securities borrowed	RCON3432	0	6.b.

Dollar amounts in thousands 8. Not applicable 8. RCON3430 0 9. 9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital").......................................................................................... a. Not applicable 9.a. b. Commitments to purchase when-issued securities.............................................................................................. RCON3434 0 9.b. c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank's behalf......... RCONC978 0 9.c. d. Disclose component and the dollar amount of that component: 9.d. 1. Describe component.................................................................................................................................... TEXT3555 NR 9.d.1. 2. Amount of component.................................................................................................................................. RCON3555 0 9.d.2. e. Disclose component and the dollar amount of that component: 9.e. 1. Describe component.................................................................................................................................... TEXT3556 NR 9.e.1. 2. Amount of component.................................................................................................................................. RCON3556 0 9.e.2. f. Disclose component and the dollar amount of that component: 9.f. (TEXT3557) NR RCON3557 0 9.f.1. RCON5591 0 10. 10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital").......................................................................................... a. Commitments to sell when-issued securities....................................................................................................... RCON3435 0 10.a. b. Disclose component and the dollar amount of that component: 10.b. 1. Describe component.................................................................................................................................... TEXT5592 NR 10.b.1. 2. Amount of component.................................................................................................................................. RCON5592 0 10.b.2. c. Disclose component and the dollar amount of that component: 10.c. 1. Describe component.................................................................................................................................... TEXT5593 NR 10.c.1. 2. Amount of component.................................................................................................................................. RCON5593 0 10.c.2. d. Disclose component and the dollar amount of that component: 10.d. 1. Describe component.................................................................................................................................... TEXT5594 NR 10.d.1. 2. Amount of component.................................................................................................................................. RCON5594 0 10.d.2. e. Disclose component and the dollar amount of that component: 10.e. 1. Describe component.................................................................................................................................... TEXT5595 NR 10.e.1. 2. Amount of component.................................................................................................................................. RCON5595 0 10.e.2. 11. Items 11.a and 11.b are to be completed semiannually in the June and December reports only. 11.Year-to-date merchant credit card sales volume: a. Sales for which the reporting bank is the acquiring bank..................................................................................... RCONC223 0 11.a. b. Sales for which the reporting bank is the agent bank with risk............................................................................. RCONC224 0 11.b. 1. Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B. 2. Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A. 3. Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 34

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
34

Dollar amounts in thousands			
8. Not applicable			8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCON3430	0	9.
a. Not applicable			9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank's behalf	RCONC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCON3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCON3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
(TEXT3557) NR	RCON3557	0	9.f.1.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCON5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCON5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCON5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCON5595	0	10.e.2.
Items 11.a and 11.b are to be completed semiannually in the June and December reports only. 11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

1. Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
2. Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
3. Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

Schedule RC-M - Memoranda(Form Type - 041) Dollar amounts in thousands 1. 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date: RCON6164 35,773 1.a. a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests....................................................................................................................................................... RCON6165 1 1.b. b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations........................................ 2. Intangible assets: 2. a. Mortgage servicing assets.................................................................................................................................. RCON3164 1,281 2.a. 1. Estimated fair value of mortgage servicing assets........................................................................................ RCONA590 1,281 2.a.1. b. Goodwill............................................................................................................................................................... RCON3163 819,760 2.b. c. All other intangible assets.................................................................................................................................... RCONJF76 83,100 2.c. d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)........................................................... RCON2143 904,141 2.d. 3. Other real estate owned: 3. a. Construction, land development, and other land.................................................................................................. RCON5508 0 3.a. b. Farmland............................................................................................................................................................. RCON5509 0 3.b. c. 1-4 family residential properties........................................................................................................................... RCON5510 0 3.c. d. Multifamily (5 or more) residential properties....................................................................................................... RCON5511 1,004 3.d. e. Nonfarm nonresidential properties...................................................................................................................... RCON5512 4,200 3.e. f. Total (sum of items 3.a through 3.e) (must equal Schedule RC, item 7)............................................................... RCON2150 5,204 3.f. RCONJA29 0 4. 4. Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c)1............................................................................................................................................. 5. Other borrowed money: 5. a. Federal Home Loan Bank advances: 5.a. 1. Advances with a remaining maturity or next repricing date of:1 5.a.1. a. One year or less................................................................................................................................... RCONF055 7,883 5.a.1.a. b. Over one year through three years........................................................................................................ RCONF056 43,159 5.a.1.b. c. Over three years through five years....................................................................................................... RCONF057 0 5.a.1.c. d. Over five years...................................................................................................................................... RCONF058 0 5.a.1.d. 2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)2...................... RCON2651 7,882 5.a.2. 3. Structured advances (included in items 5.a.(1)(a) - (d) above)..................................................................... RCONF059 0 5.a.3. b. Other borrowings: 5.b. 1. Other borrowings with a remaining maturity or next repricing date of:3 5.b.1. a. One year or less................................................................................................................................... RCONF060 23,100 5.b.1.a. b. Over one year through three years........................................................................................................ RCONF061 0 5.b.1.b. c. Over three years through five years....................................................................................................... RCONF062 0 5.b.1.c. d. Over five years...................................................................................................................................... RCONF063 0 5.b.1.d. 2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)4........... RCONB571 23,100 5.b.2. c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16).......................... RCON3190 74,142 5.c. 6. Does the reporting bank sell private label or third party mutual funds and annuities?................................................ RCONB569 Yes 6. 7. Assets under the reporting bank's management in proprietary mutual funds and annuities....................................... RCONB570 0 7. 8. Internet Web site addresses and physical office trade names: 8. TEXT4087 Click here for value 8.a. a. Uniform Resource Locator (URL) of the reporting institution's primary Internet Web site (home page), if any (Example: www.examplebank.com):........................................................................................................................ 1. Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities 1. Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date. 2. Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year 3. Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date. 4. Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating-rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 36

Dollar amounts in thousands 8.b. b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):1 1. URL 1........................................................................................................................................................... TE01N528 Cred.ai 8.b.1. 2. URL 2........................................................................................................................................................... TE02N528 NR 8.b.2. 3. URL 3........................................................................................................................................................... TE03N528 NR 8.b.3. 4. URL 4........................................................................................................................................................... TE04N528 NR 8.b.4. 5. URL 5........................................................................................................................................................... TE05N528 NR 8.b.5. 6. URL 6........................................................................................................................................................... TE06N528 NR 8.b.6. 7. URL 7........................................................................................................................................................... TE07N528 NR 8.b.7. 8. URL 8........................................................................................................................................................... TE08N528 NR 8.b.8. 9. URL 9........................................................................................................................................................... TE09N528 NR 8.b.9. 10. URL 10....................................................................................................................................................... TE10N528 NR 8.b.10. 8.c. c. Trade names other than the reporting institution's legal title used to identify one or more of the institution's physical offices at which deposits are accepted or solicited from the public, if any: 1. Trade name 1............................................................................................................................................... TE01N529 WSFS Bank 8.c.1. 2. Trade name 2............................................................................................................................................... TE02N529 NR 8.c.2. 3. Trade name 3............................................................................................................................................... TE03N529 NR 8.c.3. 4. Trade name 4............................................................................................................................................... TE04N529 NR 8.c.4. 5. Trade name 5............................................................................................................................................... TE05N529 NR 8.c.5. 6. Trade name 6............................................................................................................................................... TE06N529 NR 8.c.6. RCON4088 Yes 9. Item 9 is to be completed annually in the December report only. 9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?..................................................................................................... 10. Secured liabilities: 10. a. Amount of "Federal funds purchased" that are secured (included in Schedule RC, item 14.a)........................... RCONF064 0 10.a. b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d)).................. RCONF065 23,100 10.b. RCONG463 Yes 11. 11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?............................................................................................................................................................ RCONG464 Yes 12. 12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?.................................................................................................................................................. 13. Assets covered by loss-sharing agreements with the FDIC:..................................................................................... RCONK192 0 13. 14. Items 14.a and 14.b are to be completed annually in the December report only. 14. Captive insurance and reinsurance subsidiaries: a. Total assets of captive insurance subsidiaries1.................................................................................................... RCONK193 5,210 14.a. b. Total assets of captive reinsurance subsidiaries1................................................................................................. RCONK194 0 14.b. 15. Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15. Qualified Thrift Lender (QTL) test: RCONL133 1 15.a. a. Does the institution use the Home Owners' Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)............................................................................................................................. RCONL135 Yes 15.b. b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?............................................................................... 16. Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only. 16. International remittance transfers offered to consumers:1 RCONN523 16853 16.a. a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date........................................................................................................................................ 16.b. Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the prior December report in which item 16.a was required to be completed. b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date: 1. Estimated dollar value of international remittance transfers......................................................................... RCONN524 2,004,843 16.b.1. 1. Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net). 1. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank. 1. Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are "remittance transfers" as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or (b) would qualify as "remittance transfers" under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f). For purposes of this item 16, such trans WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 37

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
37

Dollar amounts in thousands			
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):[1]			8.b.
1. URL 1	TE01N528	Cred.ai	8.b.1.
2. URL 2	TE02N528	NR	8.b.2.
3. URL 3	TE03N528	NR	8.b.3.
4. URL 4	TE04N528	NR	8.b.4.
5. URL 5	TE05N528	NR	8.b.5.
6. URL 6	TE06N528	NR	8.b.6.
7. URL 7	TE07N528	NR	8.b.7.
8. URL 8	TE08N528	NR	8.b.8.
9. URL 9	TE09N528	NR	8.b.9.
10. URL 10	TE10N528	NR	8.b.10.
c. Trade names other than the reporting institution's legal title used to identify one or more of the institution's physical offices at which deposits are accepted or solicited from the public, if any:			8.c.
1. Trade name 1	TE01N529	WSFS Bank	8.c.1.
2. Trade name 2	TE02N529	NR	8.c.2.
3. Trade name 3	TE03N529	NR	8.c.3.
4. Trade name 4	TE04N529	NR	8.c.4.
5. Trade name 5	TE05N529	NR	8.c.5.
6. Trade name 6	TE06N529	NR	8.c.6.
Item 9 is to be completed annually in the December report only. 9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?	RCON4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of "Federal funds purchased" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCONF065	23,100	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Assets covered by loss-sharing agreements with the FDIC:	RCONK192	0	13.
Items 14.a and 14.b are to be completed annually in the December report only. 14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries[1]	RCONK193	5,210	14.a.
b. Total assets of captive reinsurance subsidiaries[1]	RCONK194	0	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15. Qualified Thrift Lender (QTL) test:			15.
a. Does the institution use the Home Owners' Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)	RCONL133	1	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	Yes	15.b.
Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only. 16. International remittance transfers offered to consumers:[1]			16.
a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date	RCONN523	16853	16.a.
Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the prior December report in which item 16.a was required to be completed. b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date:			16.b.
1. Estimated dollar value of international remittance transfers	RCONN524	2,004,843	16.b.1.

1. Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

1. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

1. Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are "remittance transfers" as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or (b) would qualify as "remittance transfers" under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f). For purposes of this item 16, such trans

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets(Form Type - 041) Amounts reported in Schedule RC-N, items 1 through 8, include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in items 10 and 11 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8 (Column B) Past due 90 (Column C) Nonaccrual days or more and still accruing (Column A) Past due 30 through 89 days and still Dollar amounts in thousands accruing 1. Loans secured by real estate: 1. a. Construction, land development, and other land loans: 1.a. 1. 1-4 family residential construction loans........................................ RCONF172 0 RCONF174 0 RCONF176 0 1.a.1. RCONF173 0 RCONF175 0 RCONF177 25,600 1.a.2. 2. Other construction loans and all land development and other land loans.................................................................................................. b. Secured by farmland.............................................................................. RCON3493 83 RCON3494 0 RCON3495 0 1.b. c. Secured by 1-4 family residential properties: 1.c. RCON5398 2,889 RCON5399 0 RCON5400 1,584 1.c.1. 1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit.................................... 2. Closed-end loans secured by 1-4 family residential properties: 1.c.2. a. Secured by first liens............................................................... RCONC236 5,514 RCONC237 577 RCONC229 5,530 1.c.2.a. b. Secured by junior liens............................................................ RCONC238 1,378 RCONC239 0 RCONC230 1,126 1.c.2.b. d. Secured by multifamily (5 or more) residential properties..................... RCON3499 815 RCON3500 0 RCON3501 440 1.d. e. Secured by nonfarm nonresidential properties: 1.e. RCONF178 752 RCONF180 534 RCONF182 5,868 1.e.1. 1. Loans secured by owner-occupied nonfarm nonresidential properties........................................................................................... 2. Loans secured by other nonfarm nonresidential properties........... RCONF179 1,100 RCONF181 0 RCONF183 61,329 1.e.2. 2. Loans to depository institutions and acceptances of other banks................ RCONB834 0 RCONB835 0 RCONB836 0 2. 3. Not applicable 3. 4. Commercial and industrial loans................................................................... RCON1606 909 RCON1607 150 RCON1608 2,074 4. 5. Loans to individuals for household, family, and other personal expenditures: 5. a. Credit cards........................................................................................... RCONB575 403 RCONB576 5 RCONB577 0 5.a. b. Automobile loans................................................................................... RCONK213 0 RCONK214 0 RCONK215 0 5.b. RCONK216 13,314 RCONK217 7,370 RCONK218 0 5.c. c. Other (includes revolving credit plans other than credit cards and other consumer loans)........................................................................................ 6. Not applicable 6. 7. All other loans1............................................................................................. RCON5459 0 RCON5460 0 RCON5461 18,630 7. 8. Lease financing receivables.......................................................................... RCON1226 8,409 RCON1227 566 RCON1228 0 8. 9. Total loans and leases (sum of items 1 through 8)....................................... RCON1406 35,566 RCON1407 9,202 RCON1403 122,181 9. RCON3505 0 RCON3506 0 RCON3507 0 10. 10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)............................................................................... RCONK036 9,579 RCONK037 6,017 RCONK038 0 11. 11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:........................................ RCONK039 9,396 RCONK040 5,901 RCONK041 0 11.a. a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked "GNMA loans"........................................................... RCONK042 0 RCONK043 0 RCONK044 0 11.b. b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 11 above.................................................. RCONK102 0 RCONK103 0 RCONK104 0 12. 12. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:.......................................................... M.1. 1. Loan modifications to borrowers experiencing financial difficulty included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1): a. Construction, land development, and other land loans: M.1.a. 1. 1-4 family residential construction loans........................................ RCONK105 0 RCONK106 0 RCONK107 0 M.1.a.1. RCONK108 0 RCONK109 0 RCONK110 0 M.1.a.2. 2. Other construction loans and all land development and other land loans.................................................................................................. b. Loans secured by 1-4 family residential properties............................... RCONF661 0 RCONF662 0 RCONF663 342 M.1.b. c. Secured by multifamily (5 or more) residential properties..................... RCONK111 0 RCONK112 0 RCONK113 0 M.1.c. 1. Includes past due and nonaccrual "Loans to finance agricultural productions and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans." WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 39

(Column B) Past due 90 (Column C) Nonaccrual days or more and still accruing (Column A) Past due 30 through 89 days and still Dollar amounts in thousands accruing d. Secured by nonfarm nonresidential properties: M.1.d. RCONK114 0 RCONK115 0 RCONK116 0 M.1.d.1. 1. Loans secured by owner-occupied nonfarm nonresidential properties........................................................................................... 2. Loans secured by other nonfarm nonresidential properties........... RCONK117 0 RCONK118 0 RCONK119 34,878 M.1.d.2. e. Commercial and industrial loans........................................................... RCONK257 0 RCONK258 0 RCONK259 1,252 M.1.e. RCONK120 0 RCONK121 0 RCONK122 1,252 M.1.e.1. Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e): 1. To U.S. addressees (domicile)1...................................................... 2. To non-U.S. addressees (domicile)................................................. RCONK123 0 RCONK124 0 RCONK125 0 M.1.e.2. RCONK126 780 RCONK127 546 RCONK128 18,603 M.1.f. f. All other loans (include loans to individuals for household, family, and other personal expenditures)..................................................................... RCONK130 0 RCONK131 0 RCONK132 0 M.1.f.1. Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loan modifications to borrowers experiencing financial difficulty that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C): 1. Loans secured by farmland............................................................ 2. Not applicable M.1.f.2. 3. Not applicable M.1.f.3. M.1.f.4. 4. Loans to individuals for household, family, and other personal expenditures: a. Credit cards............................................................................. RCONK274 0 RCONK275 0 RCONK276 0 M.1.f.4.a. b. Automobile loans..................................................................... RCONK277 0 RCONK278 0 RCONK279 0 M.1.f.4.b. RCONK280 0 RCONK281 0 RCONK282 0 M.1.f.4.c. c. Other (includes revolving credit plans other than credit cards and other consumer loans)......................................................... RCONK138 0 RCONK139 0 RCONK140 0 M.1.f.5. Memorandum item 1.f.(5) is to be completed by: Banks with $300 million or more in total assets Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans 5. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f, above1.............. RCONHK26 780 RCONHK27 546 RCONHK28 55,075 M.1.g. g. Total loan modifications to borrowers experiencing financial difficulty included in Schedule RC-N, items 1 through 7, above (sum of items Memorandum item 1.a.(1) through 1.e plus 1.f)2...................................... RCON6558 0 RCON6559 0 RCON6560 0 M.2. 2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above............................................................................................................ 3. Not available M.3. RCON1248 0 RCON1249 0 RCON1250 0 M.3.a. Memorandum items 3.a through 3.d are to be completed by banks with $300 million or more in total assets: a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)1............................................ RCON5380 0 RCON5381 0 RCON5382 0 M.3.b. b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)............................................................................................ RCON1254 0 RCON1255 0 RCON1256 0 M.3.c. c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)............................................. RCONF166 0 RCONF167 0 RCONF168 0 M.3.d. d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)........................ RCON1594 0 RCON1597 0 RCON1583 0 M.4. Memorandum item 4 is to be completed by: * banks with $300 million or more in total assets * banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans: 4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)1.................................................................. 1. The $300 million asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition. 1. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. 2. Exclude amounts reported in Memorandum items 1.e.(1), 1.e.(2), and 1.f.(1) through 1.f.(5) when calculating the total in Memorandum item 1.g. 1. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. 1. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023, Report of Condition. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 40

(Column B) Past due 90 (Column C) Nonaccrual days or more and still accruing (Column A) Past due 30 through 89 days and still Dollar amounts in thousands accruing RCONC240 0 RCONC241 0 RCONC226 0 M.5. 5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)........................................................................................................... Dollar amounts in thousands 6. Not applicable M.6. Dollar amounts in thousands RCONC410 132,747 M.7. Memorandum items 7 and 8 are to be completed semiannually in the June and December reports only. 7. Additions to nonaccrual assets during the previous six months.................................................................................. 8. Nonaccrual assets sold during the previous six months.............................................................................................. RCONC411 0 M.8. (Column B) Past due 90 (Column C) Nonaccrual days or more and still accruing (Column A) Past due 30 through 89 days and still Dollar amounts in thousands accruing RCONPV23 0 RCONPV24 0 RCONPV25 18,603 M.9. 9. Loans to nondepository financial institutions included in Schedule RC-N, item 7................................................................................................................ WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 41

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 041) All FDIC-insured depository institutions must complete items 1 and 2, 4 through 9,10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an "unconsolidated single FDIC certificate number basis" (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis. Dollar amounts in thousands RCONF236 17,457,366 1. 1.Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations............................................................................................................................................................ 2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions........................................ RCONF237 0 2. 3. Not applicable 3. 4. Average consolidated total assets for the calendar quarter......................................................................................... RCONK652 21,423,003 4. a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2).......................................... RCONK653 1 4.a. 5. Average tangible equity for the calendar quarter1....................................................................................................... RCONK654 2,246,235 5. 6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions..................................... RCONK655 0 6. 7. 7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b): a. One year or less.................................................................................................................................................. RCONG465 0 7.a. b. Over one year through three years....................................................................................................................... RCONG466 0 7.b. c. Over three years through five years..................................................................................................................... RCONG467 0 7.c. d. Over five years.................................................................................................................................................... RCONG468 0 7.d. 8. 8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19): a. One year or less.................................................................................................................................................. RCONG469 0 8.a. b. Over one year through three years....................................................................................................................... RCONG470 0 8.b. c. Over three years through five years..................................................................................................................... RCONG471 0 8.c. d. Over five years.................................................................................................................................................... RCONG472 0 8.d. 9. Brokered reciprocal deposits (included in Schedule RC-E, Memorandum item 1.b)................................................... RCONG803 0 9. RCONL190 NR 9.a. Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution. a. Fully consolidated brokered reciprocal deposits.................................................................................................. RCONK656 No 10. 10. Banker's bank certification: Does the reporting institution meet both the statutory definition of a banker's bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is "YES," complete items 10.a and 10.b................................................................................................................................................................................. RCONK657 NR 10.a. If the answer to item 10 is "YES," complete items 10.a and 10.b. a. Banker's bank deduction..................................................................................................................................... b. Banker's bank deduction limit.............................................................................................................................. RCONK658 NR 10.b. RCONK659 No 11. 11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is "YES," complete items 11.a and 11.b............................................................... RCONK660 NR 11.a. If the answer to item 11 is "YES," complete items 11.a and 11.b. a. Custodial bank deduction.................................................................................................................................... b. Custodial bank deduction limit............................................................................................................................. RCONK661 NR 11.b. M.1. 1.Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2): a. Deposit accounts (excluding retirement accounts) of $250,000 or less:1 M.1.a. 1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less....................................... RCONF049 8,044,818 M.1.a.1. 2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less....................................... RCONF050 452957 M.1.a.2. b. Deposit accounts (excluding retirement accounts) of more than $250,000:1 M.1.b. 1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000................................. RCONF051 9,176,110 M.1.b.1. 2. Number of deposit accounts (excluding retirement accounts) of more than $250,000................................. RCONF052 9609 M.1.b.2. c. Retirement deposit accounts of $250,000 or less:1 M.1.c. 1. Amount of retirement deposit accounts of $250,000 or less......................................................................... RCONF045 209,068 M.1.c.1. 2. Number of retirement deposit accounts of $250,000 or less........................................................................ RCONF046 14800 M.1.c.2. d. Retirement deposit accounts of more than $250,000:1 M.1.d. 1. See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies' regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions. 1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 42

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
42

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 041)

All FDIC-insured depository institutions must complete items 1 and 2, 4 through 9,10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an "unconsolidated single FDIC certificate number basis" (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar amounts in thousands			
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	17,457,366	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable			3.
4. Average consolidated total assets for the calendar quarter	RCONK652	21,423,003	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCONK653	1	4.a.
5. Average tangible equity for the calendar quarter[1]	RCONK654	2,246,235	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCONK655	0	6.
7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Brokered reciprocal deposits (included in Schedule RC-E, Memorandum item 1.b)	RCONG803	0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution. a. Fully consolidated brokered reciprocal deposits	RCONL190	NR	9.a.
10. Banker's bank certification: Does the reporting institution meet both the statutory definition of a banker's bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is "YES," complete items 10.a and 10.b	RCONK656	No	10.
If the answer to item 10 is "YES," complete items 10.a and 10.b. a. Banker's bank deduction	RCONK657	NR	10.a.
b. Banker's bank deduction limit	RCONK658	NR	10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is "YES," complete items 11.a and 11.b	RCONK659	No	11.
If the answer to item 11 is "YES," complete items 11.a and 11.b. a. Custodial bank deduction	RCONK660	NR	11.a.
b. Custodial bank deduction limit	RCONK661	NR	11.b.
1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:[1]			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	8,044,818	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	452957	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:[1]			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	9,176,110	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	9609	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:[1]			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	209,068	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	14800	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:[1]			M.1.d.

1. See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies' regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

Dollar amounts in thousands M.17. Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution. 17. Selected fully consolidated data for deposit insurance assessment purposes: RCONL194 NR M.17.a. a. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations........................................................................................................................................ b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions................................ RCONL195 NR M.17.b. c. Unsecured "Other borrowings" with a remaining maturity of one year or less..................................................... RCONL196 NR M.17.c. d. Estimated amount of uninsured deposits, including related interest accrued and unpaid.................................... RCONL197 NR M.17.d. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 44

(Column O) PDs Were Derived Using (Column N) Two-Year Probability of Default (PD) Total (Column M) Two-Year Probability of Default (PD) Unscoreable (Column L) Two-Year Probability of Default (PD) > 30% (Column K) Two-Year Probability of Default (PD) 26.01–30% (Column J) Two-Year Probability of Default (PD) 22.01–26% (Column I) Two-Year Probability of Default (PD) 20.01–22% (Column H) Two-Year Probability of Default (PD) 18.01–20% (Column G) Two-Year Probability of Default (PD) 16.01–18% (Column F) Two-Year Probability of Default (PD) 14.01–16% (Column E) Two-Year Probability of Default (PD) 10.01–14% (Column D) Two-Year Probability of Default (PD) 7.01–10% (Column C) Two-Year Probability of Default (PD) 4.01–7% (Column B) Two-Year Probability of Default (PD) 1.01–4% (Column A) Two-Year Probability of Default (PD) <= Dollar amounts in thousands 1% M.18. 18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default: M.18.a. RCONM978 CONF RCONM977 CONF RCONM976 CONF RCONM975 CONF RCONM974 CONF RCONM973 CONF RCONM972 CONF RCONM971 CONF RCONM970 CONF RCONM969 CONF RCONM968 CONF RCONM967 CONF RCONM966 CONF RCONM965 CONF RCONM964 CONF a. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations.............................................. M.18.b. RCONM993 CONF RCONM992 CONF RCONM991 CONF RCONM990 CONF RCONM989 CONF RCONM988 CONF RCONM987 CONF RCONM986 CONF RCONM985 CONF RCONM984 CONF RCONM983 CONF RCONM982 CONF RCONM981 CONF RCONM980 CONF RCONM979 CONF b. Closed-end loans secured by first liens on 1-4 family residential properties........ RCONN009 M.18.c. CONF RCONN008 CONF RCONN007 CONF RCONN006 CONF RCONN005 CONF RCONN004 CONF RCONN003 CONF RCONN002 CONF RCONN001 CONF RCONM999 CONF RCONM998 CONF RCONM997 CONF RCONM996 CONF RCONM995 CONF RCONM994 CONF c. Closed-end loans secured by junior liens on 1-4 family residential properties............................................... RCONN024 M.18.d. CONF RCONN023 CONF RCONN022 CONF RCONN021 CONF RCONN020 CONF RCONN019 CONF RCONN018 CONF RCONN017 CONF RCONN016 CONF RCONN015 CONF RCONN014 CONF RCONN013 CONF RCONN012 CONF RCONN011 CONF RCONN010 CONF d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit................ M.18.e. RCONN054 CONF RCONN053 CONF RCONN052 CONF RCONN051 CONF RCONN050 CONF RCONN049 CONF RCONN048 CONF RCONN047 CONF RCONN046 CONF RCONN045 CONF RCONN044 CONF RCONN043 CONF RCONN042 CONF RCONN041 CONF RCONN040 e. Credit cards........................................ CONF M.18.f. RCONN069 CONF RCONN068 CONF RCONN067 CONF RCONN066 CONF RCONN065 CONF RCONN064 CONF RCONN063 CONF RCONN062 CONF RCONN061 CONF RCONN060 CONF RCONN059 CONF RCONN058 CONF RCONN057 CONF RCONN056 CONF RCONN055 f. Automobile loans................................. CONF M.18.g. RCONN084 CONF RCONN083 CONF RCONN082 CONF RCONN081 CONF RCONN080 CONF RCONN079 CONF RCONN078 CONF RCONN077 CONF RCONN076 CONF RCONN075 CONF RCONN074 CONF RCONN073 CONF RCONN072 CONF RCONN071 CONF RCONN070 g. Student loans...................................... CONF M.18.h. RCONN099 CONF RCONN098 CONF RCONN097 CONF RCONN096 CONF RCONN095 CONF RCONN094 CONF RCONN093 CONF RCONN092 CONF RCONN091 CONF RCONN090 CONF RCONN089 CONF RCONN088 CONF RCONN087 CONF RCONN086 CONF RCONN085 CONF h. Other consumer loans and revolving credit plans other than credit cards........ M.18.i. RCONN114 CONF RCONN113 CONF RCONN112 CONF RCONN111 CONF RCONN110 CONF RCONN109 CONF RCONN108 CONF RCONN107 CONF RCONN106 CONF RCONN105 CONF RCONN104 CONF RCONN103 CONF RCONN102 CONF RCONN101 CONF RCONN100 i. Consumer leases................................. CONF M.18.j. RCONN128 CONF RCONN127 CONF RCONN126 CONF RCONN125 CONF RCONN124 CONF RCONN123 CONF RCONN122 CONF RCONN121 CONF RCONN120 CONF RCONN119 CONF RCONN118 CONF RCONN117 CONF RCONN116 CONF RCONN115 j. Total..................................................... CONF WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 45

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities(Form Type - 041) Schedule RC-P is to be completed by banks at which either 1-4 family residential mortgage loan originations and purchases for resale from all sources, loan sales, or quarter-end loans held for sale or trading exceed $10 million for two consecutive quarters. Dollar amounts in thousands 1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale1............................................ RCONHT81 92,598 1. 2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale2............ RCONHT82 0 2. 3. 1-4 family residential mortgage loans sold during the quarter..................................................................................... RCONFT04 89,220 3. RCONFT05 27,024 4. 4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)............................................................................................................................................................................. RIADHT85 1,448 5. 5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)............................................................................................. 6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter................................ RCONHT86 0 6. 7. Representation and warranty reserves for 1-4 family residential mortgage loans sold: 7. a. For representations and warranties made to U.S. government agencies and government-sponsored agencies.. RCONL191 CONF 7.a. b. For representations and warranties made to other parties................................................................................... RCONL192 CONF 7.b. c. Total representation and warranty reserves (sum of items 7.a and 7.b)............................................................... RCONM288 0 7.c. Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 041) Schedule RC-Q is to be completed by banks that: (1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) Are required to complete Schedule RC-D, Trading Assets and Liabilities. (Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar amounts in thousands RCONG477 1. 0 RCONG476 3,510,648 RCONG475 0 RCONG474 0 RCONJA36 3,510,648 1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading1........................................ 2. Not applicable 2. 3. RCONG487 0 RCONG486 0 RCONG485 0 RCONG484 0 RCONG483 3. Loans and leases held for sale.......................................................... 0 4. RCONG492 0 RCONG491 0 RCONG490 0 RCONG489 0 RCONG488 4. Loans and leases held for investment............................................... 0 5. Trading assets: 5. 5.a. RCONG496 0 RCONG495 0 RCONG494 0 RCONG493 0 RCON3543 a. Derivative assets........................................................................ 0 5.b. RCONG501 0 RCONG500 0 RCONG499 0 RCONG498 0 RCONG497 b. Other trading assets................................................................... 0 RCONF242 5.b.1. 0 RCONF241 0 RCONF692 0 RCONF684 0 RCONF240 0 1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above).............................................................................. 6. RCONG804 25 RCONG396 170,463 RCONG395 0 RCONG392 0 RCONG391 6. All other assets.................................................................................. 170,488 7. RCONG506 25 RCONG505 3,681,111 RCONG504 0 RCONG503 0 RCONG502 3,681,136 7.Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)...................................................................... 8. RCONF254 0 RCONF253 0 RCONF694 0 RCONF686 0 RCONF252 8. Deposits............................................................................................. 0 9. Not applicable 9. 10. Trading liabilities: 10. 10.a. RCONG515 0 RCONG514 0 RCONG513 0 RCONG512 0 RCON3547 a. Derivative liabilities..................................................................... 0 10.b. RCONG520 0 RCONG519 0 RCONG518 0 RCONG517 0 RCONG516 b. Other trading liabilities................................................................ 0 11. Not applicable 11. 12. Not applicable 12. 1. Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment. 2. Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment. 1. The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 46

(Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar amounts in thousands 13. RCONG809 5,270 RCONG808 155,242 RCONG807 0 RCONG806 0 RCONG805 13. All other liabilities............................................................................. 160,512 14. RCONG535 5,270 RCONG534 155,242 RCONG533 0 RCONG532 0 RCONG531 160,512 14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)............................................................................... M.1. 1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25% of item 6): M.1.a. RCONG540 NR RCONG539 NR RCONG538 NR RCONG537 NR RCONG536 a. Mortgage servicing assets......................................................... NR WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 47

(Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar amounts in thousands M.1.b. RCONG545 25 RCONG544 170,463 RCONG543 NR RCONG542 NR RCONG541 b. Nontrading derivative assets...................................................... 170,488 Dollar amounts in thousands c. Disclose component and the dollar amount of that component: M.1.c. 1. Describe component................................................................................................................................................... TEXTG546 NR M.1.c.1. (Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar amounts in thousands M.1.c.2. RCONG550 NR RCONG549 NR RCONG548 NR RCONG547 NR RCONG546 2. Amount of component....................................................................... NR Dollar amounts in thousands d. Disclose component and the dollar amount of that component: M.1.d. 1. Describe component................................................................................................................................................... TEXTG551 NR M.1.d.1. (Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar amounts in thousands M.1.d.2. RCONG555 NR RCONG554 NR RCONG553 NR RCONG552 NR RCONG551 2. Amount of component....................................................................... NR Dollar amounts in thousands e. Disclose component and the dollar amount of that component: M.1.e. 1. Describe component................................................................................................................................................... TEXTG556 NR M.1.e.1. (Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar amounts in thousands M.1.e.2. RCONG560 NR RCONG559 NR RCONG558 NR RCONG557 NR RCONG556 2. Amount of component....................................................................... NR Dollar amounts in thousands f. Disclose component and the dollar amount of that component: M.1.f. 1. Describe component................................................................................................................................................... TEXTG561 NR M.1.f.1. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 48

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
48

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
b. Nontrading derivative assets	RCONG541 170,488	RCONG542 NR	RCONG543 NR	RCONG544 170,463	RCONG545 25	M.1.b.

Dollar amounts in thousands			
c. Disclose component and the dollar amount of that component:			M.1.c.
1. Describe component	TEXTG546	NR	M.1.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG546 NR	RCONG547 NR	RCONG548 NR	RCONG549 NR	RCONG550 NR	M.1.c.2.

Dollar amounts in thousands			
d. Disclose component and the dollar amount of that component:			M.1.d.
1. Describe component	TEXTG551	NR	M.1.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG551 NR	RCONG552 NR	RCONG553 NR	RCONG554 NR	RCONG555 NR	M.1.d.2.

Dollar amounts in thousands			
e. Disclose component and the dollar amount of that component:			M.1.e.
1. Describe component	TEXTG556	NR	M.1.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG556 NR	RCONG557 NR	RCONG558 NR	RCONG559 NR	RCONG560 NR	M.1.e.2.

Dollar amounts in thousands			
f. Disclose component and the dollar amount of that component:			M.1.f.
1. Describe component	TEXTG561	NR	M.1.f.1.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
49

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG561 NR	RCONG562 NR	RCONG563 NR	RCONG564 NR	RCONG565 NR	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCONF261 NR	RCONF689 NR	RCONF697 NR	RCONF262 NR	RCONF263 NR	M.2.a.
b. Nontrading derivative liabilities	RCONG566 160,512	RCONG567 NR	RCONG568 NR	RCONG569 155,242	RCONG570 5,270	M.2.b.

Dollar amounts in thousands			
c. Disclose component and the dollar amount of that component:			M.2.c.
1. Describe component	TEXTG571	NR	M.2.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG571 NR	RCONG572 NR	RCONG573 NR	RCONG574 NR	RCONG575 NR	M.2.c.2.

Dollar amounts in thousands			
d. Disclose component and the dollar amount of that component:			M.2.d.
1. Describe component	TEXTG576	NR	M.2.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG576 NR	RCONG577 NR	RCONG578 NR	RCONG579 NR	RCONG580 NR	M.2.d.2.

Dollar amounts in thousands			
e. Disclose component and the dollar amount of that component:			M.2.e.
1. Describe component	TEXTG581	NR	M.2.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCONG581 NR	RCONG582 NR	RCONG583 NR	RCONG584 NR	RCONG585 NR	M.2.e.2.

Dollar amounts in thousands			
f. Disclose component and the dollar amount of that component:			M.2.f.
1. Describe component	TEXTG586	NR	M.2.f.1.

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 041) Part I is to be completed on a consolidated basis. Dollar amounts in thousands RCOAP742 2,402,427 1. 1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares............................................................................................................................................................................. 2. Retained earnings1..................................................................................................................................................... RCOAKW00 739,270 2. RCOAJJ29 0 2.a. a. Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter "0" for No; enter "1" for Yes with a 3-year CECL transition election; enter "2" for Yes with a 5-year 2020 CECL transition election.).................................................................................................................................................................. 3. Accumulated other comprehensive income (AOCI)..................................................................................................... RCOAB530 -624,877 3. a. AOCI opt-out election (enter "1" for Yes; enter "0" for No.)................................................................................... RCOAP838 1 3.a. 4. Common equity tier 1 minority interest includable in common equity tier 1 capital..................................................... RCOAP839 0 4. 5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)................................... RCOAP840 2,516,820 5. 6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)................................................................................. RCOAP841 812,923 6. 7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs....... RCOAP842 60,188 7. RCOAP843 2,591 8. 8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs............................................................................................................................ 9. 9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered "1" for Yes in item 3.a, complete only items 9.a through 9.e; if entered "0" for No in item 3.a, complete only item 9.f): RCOAP844 -537,362 9.a. a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value)........................................................................................................................ b. Not applicable. 9.b. RCOAP846 -7,297 9.c. c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)................................................................................................................................................ RCOAP847 -3,813 9.d. d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)................................................................................................. RCOAP848 -76,405 9.e. e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)......................................................................................... RCOAP849 NR 9.f. f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered "0" for No in item 3.a).............................................................................................................................................................. 10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions: 10. RCOAQ258 0 10.a. a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value).............................................. b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions. RCOAP850 0 10.b. 11. Not applicable 11. 12. Subtotal (item 5 minus items 6 through 10.b)............................................................................................................ RCOAP852 2,265,995 12. RCOALB58 0 13. 13. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12........................................................................................................................................................... 14. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12................................................................ RCOALB59 0 14. RCOALB60 0 15. 15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12................................................ 16. Not applicable 16. RCOAP857 0 17. 17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions1........................................................................................................................... 18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)............................ RCOAP858 0 18. 19. Common equity tier 1 capital (item 12 minus item 18).............................................................................................. RCOAP859 2,265,995 19. 20. Additional tier 1 capital instruments plus related surplus.......................................................................................... RCOAP860 0 20. 21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital ............................................. RCOAP861 0 21. 22. Tier 1 minority interest not included in common equity tier 1 capital......................................................................... RCOAP862 -10,376 22. 23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)................................................................. RCOAP863 -10,376 23. 24. LESS: Additional tier 1 capital deductions................................................................................................................. RCOAP864 0 24. 25. Additional tier 1 capital (greater of item 23 minus item 24, or zero).......................................................................... RCOAP865 0 25. 26. Tier 1 capital (sum of items 19 and 25)..................................................................................................................... RCOA8274 2,265,995 26. 1. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item. 1. An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 51

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
51

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 041)

Part I is to be completed on a consolidated basis.

Dollar amounts in thousands			
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	RCOAP742	2,402,427	1.
2. Retained earnings[1]	RCOAKW00	739,270	2.
a. Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter "0" for No; enter "1" for Yes with a 3-year CECL transition election; enter "2" for Yes with a 5-year 2020 CECL transition election.)	RCOAJJ29	0	2.a.
3. Accumulated other comprehensive income (AOCI)	RCOAB530	-624,877	3.
a. AOCI opt-out election (enter "1" for Yes; enter "0" for No.)	RCOAP838	1	3.a.
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	RCOAP839	0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	RCOAP840	2,516,820	5.
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	RCOAP841	812,923	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	RCOAP842	60,188	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	RCOAP843	2,591	8.
9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered "1" for Yes in item 3.a, complete only items 9.a through 9.e; if entered "0" for No in item 3.a, complete only item 9.f):			9.
a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAP844	-537,362	9.a.
b. Not applicable.			9.b.
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAP846	-7,297	9.c.
d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAP847	-3,813	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAP848	-76,405	9.e.
f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered "0" for No in item 3.a)	RCOAP849	NR	9.f.
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			10.
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAQ258	0	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions.	RCOAP850	0	10.b.
11. Not applicable			11.
12. Subtotal (item 5 minus items 6 through 10.b)	RCOAP852	2,265,995	12.
13. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12	RCOALB58	0	13.
14. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12	RCOALB59	0	14.
15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12	RCOALB60	0	15.
16. Not applicable			16.
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions[1]	RCOAP857	0	17.
18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)	RCOAP858	0	18.
19. Common equity tier 1 capital (item 12 minus item 18)	RCOAP859	2,265,995	19.
20. Additional tier 1 capital instruments plus related surplus	RCOAP860	0	20.
21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital	RCOAP861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	RCOAP862	-10,376	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	RCOAP863	-10,376	23.
24. LESS: Additional tier 1 capital deductions	RCOAP864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	RCOAP865	0	25.
26. Tier 1 capital (sum of items 19 and 25)	RCOA8274	2,265,995	26.

1. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item.
1. An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date.

Dollar amounts in thousands RCOANC99 NR 31.b. Item 31.b is to be completed only by non-advanced approaches institutions that elect to use the Standardized Approach for Counterparty Credit Risk (SA-CCR) for purposes of the standardized approach and supplementary leverage ratio. b. Standardized Approach for Counterparty Credit Risk opt-in election (enter "1" for Yes; leave blank for No.)1...... Dollar amounts in thousands (Column A) Amount (Column B) Percentage 32. Total assets (Schedule RC, item 12); (must be less than $10 billion).................................. RCOA2170 NR 32. RCOAKX77 NR RCOAKX78 NR 33. 33. Trading assets and trading liabilities (Schedule RC, sum of items 5 and 15). Report as a dollar amount in Column A and as a percentage of total assets (5% limit) in Column B........... 34. Off-balance sheet exposures: 34. a. Unused portion of conditionally cancellable commitments............................................. RCOAKX79 NR 34.a. b. Securities lent and borrowed (Schedule RC-L, sum of items 6.a and 6.b)..................... RCOAKX80 NR 34.b. c. Other off-balance sheet exposures................................................................................. RCOAKX81 NR 34.c. RCOAKX82 NR RCOAKX83 NR 34.d. d. Total off-balance sheet exposures (sum of items 34.a through 34.c). Report as a dollar amount in Column A and as a percentage of total assets (25% limit) in Column B........... Dollar amounts in thousands 35. Unconditionally cancellable commitments................................................................................................................. RCOAS540 NR 35. 36. Investments in the tier 2 capital of unconsolidated financial institutions.................................................................... RCOALB61 NR 36. 37. Allocated transfer risk reserve.................................................................................................................................. RCOA3128 NR 37. 38. Amount of allowances for credit losses on purchased credit-deteriorated assets: 38. a. Loans and leases held for investment.................................................................................................................. RCOAJJ30 NR 38.a. b. Held-to-maturity debt securities........................................................................................................................... RCOAJJ31 NR 38.b. c. Other financial assets measured at amortized cost............................................................................................. RCOAJJ32 NR 38.c. 39. Tier 2 capital instruments plus related surplus.......................................................................................................... RCOAP866 0 39. 40. Non-qualifying capital instruments subject to phase-out from tier 2 capital............................................................... RCOAP867 0 40. 41. Total capital minority interest that is not included in tier 1 capital.............................................................................. RCOAP868 0 41. 42. Adjusted allowances for credit losses (AACL) includable in tier 2 capital2................................................................ RCOA5310 204,187 42. 43. Not applicable. 43. 44. Tier 2 capital before deductions (sum of items 39 through 42).................................................................................. RCOAP870 204,187 44. 45. LESS: Tier 2 capital deductions................................................................................................................................ RCOAP872 0 45. 46. Tier 2 capital (greater of item 44 minus item 45, or zero).......................................................................................... RCOA5311 204,187 46. 47. Total capital (sum of items 26 and 46)....................................................................................................................... RCOA3792 2,470,182 47. 48. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)............................................................................ RCOAA223 16,331,332 48. Dollar amounts in thousands 49. Common equity tier 1 capital ratio (item 19 divided by item 48)................................................................................ RCOAP793 13.8751% 49. 50. Tier 1 capital ratio (item 26 divided by item 48)......................................................................................................... RCOA7206 13.8751% 50. 51. Total capital ratio (item 47 divided by item 48)........................................................................................................... RCOA7205 15.1254% 51. Dollar amounts in thousands 52. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments: 52. a. Capital conservation buffer.................................................................................................................................. RCOAH311 7.1254% 52.a. b. Institutions subject to Category III capital requirements only: Total applicable capital buffer............................... RCOWH312 NR 52.b. 53. Eligible retained income3.......................................................................................................................................... RCOAH313 NR 53. 54. Distributions and discretionary bonus payments during the quarter4........................................................................ RCOAH314 NR 54. 55. Institutions subject to Category III capital standards only: Supplementary leverage ratio information: 55. a. Total leverage exposure5..................................................................................................................................... RCOAH015 NR 55.a. b. Supplementary leverage ratio.............................................................................................................................. RCOAH036 NR 55.b. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 53

1. For the December 31, 2021, report date only, advanced approaches institutions that adopt SA-CCR prior to the mandatory compliance date should enter "1" in item 31.b. 2. Institutions should report the adjusted allowances for credit losses (AACL), as defined in the regulatory capital rule, in item 30.a. 3. Non-advanced approaches institutions other than Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to 2.5000 percent. Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to the amount reported in item 52.b above. 4. Non-advanced approaches institutions other than Category III institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 52.a, in the Call Report for the previous calendar quarter-end report date was less than or equal to 2.5000 percent. Category III institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 52.a, in the Call Report for the previous calendar quarter-end report date was less than or equal to the amount reported in Schedule 5. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 55.a. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 54

Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 041) Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies' regulatory capital rules and not deducted from tier 1 or tier 2 capital. (Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Category 0% (Column B) Adjustments to Totals Reported in Column A (Column A) Totals from Schedule RC Dollar amounts in thousands 1. RCONS398 0 RCOND960 5,020 RCONS397 0 RCOND959 110,903 RCOND958 1,035,193 RCONS396 0 RCOND957 1. Cash and balances due from depository institutions........... 1,151,116 2. Securities: 2. 2.a. RCONS400 0 RCOND965 0 RCOND964 0 RCOND963 1,091,573 RCONHJ75 0 RCONHJ74 0 RCOND962 0 RCONS399 -76,411 RCOND961 a. Held-to-maturity securities3......................................... 1,015,161 RCONS403 2.b. 0 RCOND970 0 RCOND969 0 RCOND968 4,150,423 RCONHJ77 0 RCONHJ76 0 RCOND967 67,843 RCONS402 -707,617 RCONJA21 3,510,648 b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading.............................................................................. 3. 3. Federal funds sold and securities purchased under agreements to resell: 3.a. RCONS411 0 RCOND974 0 RCONS410 0 RCOND973 0 RCOND972 0 RCOND971 a. Federal funds sold........................................................ 0 3.b. RCONH172 0 RCONH171 b. Securities purchased under agreements to resell........ 0 4. Loans and leases held for sale: 4. 4.a. RCONS417 7,761 RCONS416 16,880 RCONS415 2,383 RCONH173 0 RCONS414 0 RCONS413 a. Residential mortgage exposures................................. 27,024 4.b. RCONS421 0 RCONH177 0 RCONH176 0 RCONH175 0 RCONH174 0 RCONS420 0 RCONS419 b. High volatility commercial real estate exposures......... 0 RCONS429 4.c. 0 RCONS428 0 RCONS427 0 RCONS426 0 RCONHJ79 0 RCONHJ78 0 RCONS425 0 RCONS424 0 RCONS423 0 c. Exposures past due 90 days or more or on nonaccrual3..................................................................... (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% (Column N) Allocation by Risk-Weight Category 600% (Column M) Allocation by Risk-Weight Category 400% (Column L) Allocation by Risk-Weight Category 300% (Column K) Allocation by Risk-Weight Category 250% Dollar amounts in thousands 1. Cash and balances due from depository institutions 1. 2. Securities: 2. a. Held-to-maturity securities 2.a. 2.b. RCONH272 0 RCONH271 0 RCONS406 0 RCONS405 0 b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading................ 3. 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold 3.a. 3. Institutions should report as a negative number allowances eligible for inclusion in tier 2 capital in Column B, which excludes PCD allowances. 3. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 55

(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% (Column N) Allocation by Risk-Weight Category 600% (Column M) Allocation by Risk-Weight Category 400% (Column L) Allocation by Risk-Weight Category 300% (Column K) Allocation by Risk-Weight Category 250% Dollar amounts in thousands b. Securities purchased under agreements to resell 3.b. 4. Loans and leases held for sale: 4. 4.a. RCONH274 0 RCONH273 a. Residential mortgage exposures......................................... 0 4.b. RCONH276 0 RCONH275 b. High volatility commercial real estate exposures................. 0 WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 56

(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% (Column N) Allocation by Risk-Weight Category 600% (Column M) Allocation by Risk-Weight Category 400% (Column L) Allocation by Risk-Weight Category 300% (Column K) Allocation by Risk-Weight Category 250% Dollar amounts in thousands 4.c. RCONH278 0 RCONH277 c. Exposures past due 90 days or more or on nonaccrual6..... 0 (Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Category 0% (Column B) Adjustments to Totals Reported in Column A (Column A) Totals from Schedule RC Dollar amounts in thousands 4. Loans and leases held for sale (continued): 4. 4.d. RCONS437 0 RCONS436 0 RCONS435 0 RCONS434 22,675 RCONHJ81 0 RCONHJ80 0 RCONS433 0 RCONS432 0 RCONS431 d. All other exposures...................................................... 22,675 5. Loans and leases held for investment:2 5. 5.a. RCONS443 1,781,521 RCONS442 1,445,931 RCONS441 1,708 RCONH178 0 RCONS440 0 RCONS439 a. Residential mortgage exposures................................. 3,229,160 5.b. RCONS447 45,914 RCONH182 0 RCONH181 0 RCONH180 0 RCONH179 0 RCONS446 0 RCONS445 b. High volatility commercial real estate exposures......... 45,914 RCONS455 5.c. 102,930 RCONS454 0 RCONS453 0 RCONS452 0 RCONHJ83 0 RCONHJ82 0 RCONS451 0 RCONS450 0 RCONS449 102,930 c. Exposures past due 90 days or more or on nonaccrual7..................................................................... 5.d. RCONS463 0 RCONS462 9,665,325 RCONS461 0 RCONS460 116,813 RCONHJ85 0 RCONHJ84 0 RCONS459 31,357 RCONS458 0 RCONS457 d. All other exposures...................................................... 9,813,495 6. RCON3123 195,281 RCON3123 6. LESS: Allowance for credit losses on loans and leases...... 195,281 7. RCONS467 0 RCOND980 0 RCOND979 0 RCOND978 0 RCONHJ87 0 RCONHJ86 0 RCOND977 0 RCONS466 0 RCOND976 7. Trading assets..................................................................... 0 8. RCONH185 4,505 RCOND985 606,524 RCOND984 4,386 RCOND983 31,823 RCONHJ89 0 RCONHJ88 0 RCOND982 119 RCONS469 1,037,774 RCOND981 8. All other assets8.................................................................. 1,998,830 a. Separate account bank-owned life insurance 8.a. b. Default fund contributions to central counterparties 8.b. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 57

(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% (Column N) Allocation by Risk-Weight Category 600% (Column M) Allocation by Risk-Weight Category 400% (Column L) Allocation by Risk-Weight Category 300% (Column K) Allocation by Risk-Weight Category 250% Dollar amounts in thousands 4. Loans and leases held for sale (continued): 4. 4.d. RCONH280 0 RCONH279 d. All other exposures.............................................................. 0 5. Loans and leases held for investment: 5. 5.a. RCONH282 0 RCONH281 a. Residential mortgage exposures......................................... 0 5.b. RCONH284 0 RCONH283 b. High volatility commercial real estate exposures................. 0 5.c. RCONH286 0 RCONH285 c. Exposures past due 90 days or more or on nonaccrual11.... 0 5.d. RCONH288 0 RCONH287 d. All other exposures.............................................................. 0 6. LESS: Allowance for credit losses on loans and leases 6. 7. RCONH292 0 RCONH291 0 RCONH187 0 RCONH290 0 RCONH186 7. Trading assets............................................................................. 0 8. RCONH295 0 RCONH294 0 RCONS471 0 RCONS470 15,091 RCONH188 0 RCONH293 8. All other assets12........................................................................ 288,966 8.a. RCONH297 9,642 RCONH296 a. Separate account bank-owned life insurance...................... 9,642 8.b. RCONH299 0 RCONH298 b. Default fund contributions to central counterparties............ 0 6. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 2. Institutions should report as a positive number in column B of items 5.a through 5.d, as appropriate, any allowances for credit losses on purchased credit deteriorated assets reported in column A of items 5.a through 5.d, as appropriate. 7. For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 8. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. 11. For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 12. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 58

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
58

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount	
4. Loans and leases held for sale (continued):										4.
d. All other exposures								RCONH279 0	RCONH280 0	4.d.
5. Loans and leases held for investment:										5.
a. Residential mortgage exposures								RCONH281 0	RCONH282 0	5.a.
b. High volatility commercial real estate exposures								RCONH283 0	RCONH284 0	5.b.
c. Exposures past due 90 days or more or on nonaccrual[11]								RCONH285 0	RCONH286 0	5.c.
d. All other exposures								RCONH287 0	RCONH288 0	5.d.
6. LESS: Allowance for credit losses on loans and leases										6.
7. Trading assets		RCONH186 0	RCONH290 0	RCONH187 0				RCONH291 0	RCONH292 0	7.
8. All other assets[12]	RCONH293 288,966	RCONH188 0	RCONS470 15,091	RCONS471 0				RCONH294 0	RCONH295 0	8.
a. Separate account bank-owned life insurance								RCONH296 9,642	RCONH297 9,642	8.a.
b. Default fund contributions to central counterparties								RCONH298 0	RCONH299 0	8.b.

6. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
2. Institutions should report as a positive number in column B of items 5.a through 5.d, as appropriate, any allowances for credit losses on purchased credit deteriorated assets reported in column A of items 5.a through 5.d, as appropriate.
7. For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
8. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.
11. For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
12. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

(Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Category 0% (Column B) Adjustments to Totals Reported in Column A (Column A) Totals From Schedule RC Dollar amounts in thousands 11. RCONS503 153,349 RCOND990 12,066,151 RCOND989 1,467,197 RCOND988 5,528,301 RCONHJ91 0 RCONHJ90 0 RCOND987 1,134,512 RCONS500 58,465 RCON2170 11. Total balance sheet assets14............................................. 20,721,673 (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% (Column N) Allocation by Risk-Weight Category 600% (Column M) Allocation by Risk-Weight Category 400% (Column L) Allocation by Risk-Weight Category 300% (Column K) Allocation by Risk-Weight Category 250% Dollar amounts in thousands 11. RCONH300 9,642 RCONS510 0 RCONS507 0 RCONS506 15,091 RCONS505 0 RCONS504 11. Total balance sheet assets14............................................................. 288,966 (Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Category 0% (Column B) Credit Equivalent Amount (Column A) Face, Notional, or Other Amount Dollar amounts in thousands 12. RCONS511 0 RCOND996 43,535 RCOND995 0 RCOND994 0 RCONHJ93 0 RCONHJ92 0 RCOND993 838 RCOND992 44,373 RCOND991 12. Financial standby letters of credit...................................... 44,373 13. RCONS512 0 RCONG605 28,338 RCONG604 0 RCONG603 0 RCOND999 0 RCOND998 28,338 RCOND997 56,675 13. Performance standby letters of credit and transaction-related contingent items....................................... 14. RCONS513 0 RCONG611 80 RCONG610 0 RCONG609 0 RCONHJ95 0 RCONHJ94 0 RCONG608 0 RCONG607 80 RCONG606 399 14. Commercial and similar letters of credit with an original maturity of one year or less..................................................... 15. RCONS514 0 RCONG617 0 RCONG616 0 RCONG615 0 RCONG614 0 RCONG613 0 RCONG612 0 15. Retained recourse on small business obligations sold with recourse.................................................................................. (Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Category 0% (Column B) Credit Equivalent Amount (Column A) Face, Notional, or Other Amount Dollar amounts in thousands 16. RCONS523 0 RCONS522 0 RCONS521 0 RCONS520 0 RCONS519 0 RCONS518 0 RCONS517 0 RCONS516 0 RCONS515 16. Repo-style transactions21................................................. 0 17. RCONS524 0 RCONG623 0 RCONG622 0 RCONG621 0 RCONG620 0 RCONG619 0 RCONG618 17. All other off-balance sheet liabilities.................................. 0 18. Unused commitments:* 18. 18.a. RCONS531 0 RCONS530 16,739 RCONS529 2,184 RCONS528 2,396 RCONHJ97 0 RCONHJ96 0 RCONS527 0 RCONS526 21,319 RCONS525 a. Original maturity of one year or less............................ 106,594 14. For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12. 21. Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent. *. Excludes unused commitments to asset-backed commercial paper conduits. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 60

(Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Category 0% (Column B) Credit Equivalent Amount (Column A) Face, Notional, or Other Amount Dollar amounts in thousands 18.b. RCONS539 11,611 RCONG629 1,175,224 RCONG628 11,718 RCONG627 2,858 RCONHJ99 0 RCONHJ98 0 RCONG626 0 RCONG625 1,201,411 RCONG624 b. Original maturity exceeding one year........................... 2,402,821 19. RCONS541 0 RCONS540 19. Unconditionally cancelable commitments......................... 1,283,741 20. RCONS548 0 RCONS547 117,256 RCONS546 0 RCONS545 0 RCONS544 0 RCONHK01 0 RCONHK00 0 RCONS543 197,980 RCONS542 20. Over-the-counter derivatives............................................. 315,236 21. RCONS557 0 RCONS556 0 RCONS555 0 RCONS554 0 RCONS552 0 RCONS551 0 RCONS550 0 RCONS549 21. Centrally cleared derivatives............................................. 0 22. RCONH197 0 RCONH196 0 RCONH195 0 RCONH194 0 RCONH193 0 RCONH191 22. Unsettled transactions (failed trades)22............................. 0 22. For item 22, the sum of columns C through Q must equal column A. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 61

(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount (Column R) Application of Other Risk-Weighting Approaches Credit Equivalent Amount (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% Dollar amounts in thousands 16. RCONH302 0 RCONH301 16. Repo-style transactions24................................................................ 0 17. All other off-balance sheet liabilities 17. 18. Unused commitments:* 18. 18.a. RCONH304 0 RCONH303 a. Original maturity of one year or less........................................... 0 18.b. RCONH308 0 RCONH307 b. Original maturity exceeding one year......................................... 0 19. Unconditionally cancelable commitments 19. 20. RCONH310 0 RCONH309 20. Over-the-counter derivatives........................................................... 0 21. Centrally cleared derivatives 21. 22. RCONH200 0 RCONH199 0 RCONH198 22. Unsettled transactions (failed trades)25........................................... 0 24. Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent. *. Excludes unused commitments to asset-backed commercial paper conduits. 25. For item 22, the sum of columns C through Q must equal column A. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 62

(Column J) Allocation by Risk-Weight Category 150% (Column I) Allocation by Risk-Weight Category 100% (Column H) Allocation by Risk-Weight Category 50% (Column G) Allocation by Risk-Weight Category 20% (Column F) Allocation by Risk-Weight Category 10% (Column E) Allocation by Risk-Weight Category 4% (Column D) Allocation by Risk-Weight Category 2% (Column C) Allocation by Risk-Weight Dollar amounts in thousands Category 0% 23. RCONS561 164,960 RCONG633 13,447,323 RCONG632 1,481,099 RCONG631 5,533,555 RCONS560 0 RCONS559 0 RCONS558 0 RCONG630 1,333,330 23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22).............................................................................................. 24. Risk weight factor 24. 25. RCONS572 247,440 RCONG637 13,447,323 RCONG636 740,550 RCONG635 1,106,711 RCONS571 0 RCONS570 0 RCONS569 0 RCONG634 0 25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)......................................................................... (Column Q) Allocation by Risk-Weight Category 1,250% (Column P) Allocation by Risk-Weight Category 937.5% (Column O) Allocation by Risk-Weight Category 625% (Column N) Allocation by Risk-Weight Category 600% (Column M) Allocation by Risk-Weight Category 400% (Column L) Allocation by Risk-Weight Category 300% (Column K) Allocation by Risk-Weight Dollar amounts in thousands Category 250% RCONS568 23. 47 RCONS567 0 RCONS566 0 RCONS565 0 RCONS564 15,091 RCONS563 0 RCONS562 288,966 23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)......... 24. Risk weight factor 24. 25. RCONS579 588 RCONS578 0 RCONS577 0 RCONS576 0 RCONS575 60,364 RCONS574 0 RCONS573 722,415 25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)........................................................................................ WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 63

Dollar amounts in thousands RCONS580 16,335,033 26. 26. Risk-weighted assets base for purposes of calculating the adjusted allowances for credit losses (AACL) 1.25 percent threshold............................................................................................................................................................ RCONS581 0 27. 27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rule)................................................................................................................................................................................ 28. Risk-weighted assets before deductions for excess AACL and allocated risk transfer risk reserve27....................... RCONB704 16,335,033 28. 29. LESS: Excess AACL28............................................................................................................................................. RCONA222 3,701 29. 30. LESS: Allocated transfer risk reserve........................................................................................................................ RCON3128 0 30. 31. Total risk-weighted assets (item 28 minus items 29 and 30)..................................................................................... RCONG641 16,331,332 31. 1. Current credit exposure across all derivative contracts covered by the regulatory capital rules................................. RCONG642 219,210 M.1. (Column C) With a remaining maturity of Over five years (Column B) With a remaining maturity of Over one year through five years (Column A) With a remaining maturity of One year or less Dollar amounts in thousands 2. Notional principal amounts of over-the-counter derivative contracts: M.2. a. Interest rate........................................................................................... RCONS582 279,835 RCONS583 4,487,767 RCONS584 3,194,703 M.2.a. b. Foreign exchange rate and gold............................................................ RCONS585 52,640 RCONS586 0 RCONS587 0 M.2.b. c. Credit (investment grade reference asset)............................................. RCONS588 0 RCONS589 0 RCONS590 0 M.2.c. d. Credit (non-investment grade reference asset)..................................... RCONS591 12,208 RCONS592 53,688 RCONS593 142,253 M.2.d. e. Equity..................................................................................................... RCONS594 0 RCONS595 54,073 RCONS596 0 M.2.e. f. Precious metals (except gold)................................................................ RCONS597 0 RCONS598 0 RCONS599 0 M.2.f. g. Other..................................................................................................... RCONS600 0 RCONS601 0 RCONS602 0 M.2.g. 3. Notional principal amounts of centrally cleared derivative contracts: M.3. a. Interest rate........................................................................................... RCONS603 0 RCONS604 0 RCONS605 0 M.3.a. b. Foreign exchange rate and gold............................................................ RCONS606 0 RCONS607 0 RCONS608 0 M.3.b. c. Credit (investment grade reference asset)............................................. RCONS609 0 RCONS610 0 RCONS611 0 M.3.c. d. Credit (non-investment grade reference asset)..................................... RCONS612 0 RCONS613 0 RCONS614 0 M.3.d. e. Equity..................................................................................................... RCONS615 0 RCONS616 0 RCONS617 0 M.3.e. f. Precious metals (except gold)................................................................ RCONS618 0 RCONS619 0 RCONS620 0 M.3.f. g. Other..................................................................................................... RCONS621 0 RCONS622 0 RCONS623 0 M.3.g. Dollar amounts in thousands 4. Amount of allowances for credit losses on purchased credit-deteriorated assets: M.4. a. Loans and leases held for investment.................................................................................................................. RCONJJ30 0 M.4.a. b. Held-to-maturity debt securities........................................................................................................................... RCONJJ31 0 M.4.b. c. Other financial assets measured at amortized cost............................................................................................. RCONJJ32 0 M.4.c. Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 041) (Column G) All Other Loans, All Leases, and All Other Assets (Column A) 1-4 Family Dollar amounts in thousands Residential Loans RCONB705 0 RCONB711 0 1. 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements................... RCONHU09 0 RCONHU15 0 2. 2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1.......................................................... 3. Not applicable 3. 4. Past due loan amounts included in item 1: 4. a. 30-89 days past due....................................................................................................... RCONB733 0 RCONB739 0 4.a. b. 90 days or more past due............................................................................................... RCONB740 0 RCONB746 0 4.b. 27. Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable). 28. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of excess AACL. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 64

(Column G) All Other Loans, All Leases, and All Other Assets (Column A) 1-4 Family Dollar amounts in thousands Residential Loans 5. 5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date): a. Charge-offs..................................................................................................................... RIADB747 0 RIADB753 0 5.a. b. Recoveries..................................................................................................................... RIADB754 0 RIADB760 0 5.b. RCONHU19 0 6. Item 6 is to be completed by banks with $10 billion or more in total assets. 6. Total amount of ownership (or seller's) interest carried as securities or loans1..................... 7. Not applicable 7. 8. Not applicable 8. RCONB776 0 RCONB782 0 9. 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements....................................... RCONB783 0 RCONB789 0 10. Item 10 is to be completed by banks with $10 billion or more in total assets. 10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures1................................................................................................................................ RCONB790 6,367 RCONB796 0 11. 11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank................................................................................................................. RCONB797 293 RCONB803 0 12. 12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11.............................................................. Dollar amounts in thousands 1. Not applicable M.1. 2. Outstanding principal balance of assets serviced for others (includes participations serviced for others): M.2. RCONB804 0 M.2.a. a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements......................................................................................................................................................... RCONB805 215,674 M.2.b. b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements......................................................................................................................................................... c. Other financial assets (includes home equity lines)1............................................................................................ RCONA591 487,951 M.2.c. RCONF699 291 M.2.d. d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)............................................................................................................................. M.3. Memorandum item 3 is to be completed by banks with $10 billion or more in total assets. 3. Asset-backed commercial paper conduits:2 M.3.a. a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements: 1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company....................................... RCONB806 0 M.3.a.1. 2. Conduits sponsored by other unrelated institutions...................................................................................... RCONB807 0 M.3.a.2. b. Unused commitments to provide liquidity to conduit structures: M.3.b. 1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company....................................... RCONB808 0 M.3.b.1. 2. Conduits sponsored by other unrelated institutions...................................................................................... RCONB809 0 M.3.b.2. 4. Outstanding credit card fees and finance charges2..................................................................................................... RCONC407 0 M.4. 1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition. 1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition. 1. Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million. 2. The $10 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition. 2. Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 65

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
65

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans		(Column G) All Other Loans, All Leases, and All Other Assets		
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):					5.
a. Charge-offs	RIADB747	0	RIADB753	0	5.a.
b. Recoveries	RIADB754	0	RIADB760	0	5.b.
Item 6 is to be completed by banks with $10 billion or more in total assets. 6. Total amount of ownership (or seller's) interest carried as securities or loans[1]			RCONHU19	0	6.
7. Not applicable					7.
8. Not applicable					8.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCONB776	0	RCONB782	0	9.
Item 10 is to be completed by banks with $10 billion or more in total assets. 10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures[1]	RCONB783	0	RCONB789	0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790	6,367	RCONB796	0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797	293	RCONB803	0	12.

Dollar amounts in thousands			
1. Not applicable			M.1.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	215,674	M.2.b.
c. Other financial assets (includes home equity lines)[1]	RCONA591	487,951	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	291	M.2.d.
Memorandum item 3 is to be completed by banks with $10 billion or more in total assets. 3. Asset-backed commercial paper conduits:[2]			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCONB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCONB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges[2]	RCONC407	0	M.4.

1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition.
1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition.
1. Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
2. The $10 billion asset-size test is based on the total assets reported on the June 30, 2023, Report of Condition.
2. Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

WILMINGTON SAVINGS FUND SOCIETY, FSB
RSSD-ID 437914
Last Updated on 1/30/2025

FFIEC 041
Report Date 12/31/2024
66

Schedule RC-T - Fiduciary and Related Services(Form Type - 041)

Dollar amounts in thousands			
1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T.)	RCONA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.)	RCONB867	Yes	3.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Non-Managed Assets		(Column C) Number of Managed Accounts		(Column D) Number of Non-Managed Accounts		
4. Personal trust and agency accounts	RCONB868	2,107,439	RCONB869	15,525,246	RCONB870	1133	RCONB871	975	4.
5. Employee benefit and retirement-related trust and agency accounts:									5.
a. Employee benefit - defined contribution	RCONB872	50,585	RCONB873	0	RCONB874	7	RCONB875	0	5.a.
b. Employee benefit - defined benefit	RCONB876	7,965	RCONB877	477,568	RCONB878	7	RCONB879	5	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880	569,842	RCONB881	2,789	RCONB882	973	RCONB883	7	5.c.
6. Corporate trust and agency accounts	RCONB884	759	RCONB885	27,992,087	RCONC001	2	RCONC002	4413	6.
7. Investment management and investment advisory agency accounts	RCONB886	2,112,704	RCONJ253	0	RCONB888	1089	RCONJ254	0	7.
8. Foundation and endowment trust and agency accounts	RCONJ255	442,295	RCONJ256	21,900	RCONJ257	193	RCONJ258	13	8.
9. Other fiduciary accounts	RCONB890	22,584	RCONB891	0	RCONB892	22	RCONB893	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894	5,314,173	RCONB895	44,019,590	RCONB896	3426	RCONB897	5413	10.
11. Custody and safekeeping accounts			RCONB898	1,088,678			RCONB899	312	11.
12. Not applicable									12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCONJ259	569,842	RCONJ260	2,789	RCONJ261	973	RCONJ262	7	13.

Dollar amounts in thousands			
14. Personal trust and agency accounts	RIADB904	18,239	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	231	15.a.
b. Employee benefit - defined benefit	RIADB906	454	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	3,794	15.c.
16. Corporate trust and agency accounts	RIADA479	57,835	16.
17. Investment management and investment advisory agency accounts	RIADJ315	11,452	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	1,629	18.
19. Other fiduciary accounts	RIADA480	1,582	19.
20. Custody and safekeeping accounts	RIADB909	735	20.
21. Other fiduciary and related services income	RIADB910	118	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	96,069	22.
23. Less: Expenses	RIADC058	70,394	23.
24. Less: Net losses from fiduciary and related services	RIADA488	165	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	63,885	25.
26. Net fiduciary and related services income	RIADA491	89,395	26.

(Column B) Gross Losses (Column C) Recoveries Non-Managed Accounts (Column A) Gross Losses Dollar amounts in thousands Managed Accounts 4. Fiduciary settlements, surcharges, and other losses: M.4. a. Personal trust and agency accounts..................................................... RIADB947 30 RIADB948 90 RIADB949 0 M.4.a. b. Employee benefit and retirement-related trust and agency accounts..... RIADB950 0 RIADB951 0 RIADB952 0 M.4.b. c. Investment management agency accounts........................................... RIADB953 0 RIADB954 0 RIADB955 0 M.4.c. d. Other fiduciary accounts and related services...................................... RIADB956 56 RIADB957 55 RIADB958 66 M.4.d. RIADB959 86 RIADB960 145 RIADB961 66 M.4.e. e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)........................................ Schedule RC-V - Variable Interest Entities(Form Type - 041) (Column A) Securitization (Column B) Other VIEs Dollar amounts in thousands Vehicles 1. 1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs: a. Cash and balances due from depository institutions...................................................... RCONJ981 0 RCONJF84 0 1.a. b. Securities not held for trading......................................................................................... RCONHU20 0 RCONHU21 0 1.b. c. Loans and leases held for investment, net of allowance, and held for sale.................... RCONHU22 0 RCONHU23 561,496 1.c. d. Other real estate owned................................................................................................. RCONK009 0 RCONJF89 0 1.d. e. Other assets................................................................................................................... RCONJF91 0 RCONJF90 10,678 1.e. 2. 2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank: a. Other borrowed money................................................................................................... RCONJF92 0 RCONJF85 0 2.a. b. Other liabilities................................................................................................................ RCONJF93 0 RCONJF86 4,945 2.b. 3. All other assets of consolidated VIEs (not included in items 1.a. through 1.e above)............ RCONK030 0 RCONJF87 0 3. 4. All other liabilities of consolidated VIEs (not included in items 2.a and 2.b above)................ RCONK033 0 RCONJF88 0 4. Dollar amounts in thousands 5. Total assets of asset-backed commercial paper (ABCP) conduit VIEs........................................................................ RCONJF77 0 5. 6. Total liabilities of ABCP conduit VIEs........................................................................................................................... RCONJF78 0 6. Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 041) Dollar amounts in thousands 1. Comments?................................................................................................................................................................ RCON6979 No 1. 2. Bank Management Statement.................................................................................................................................... TEXT6980 NR 2. WILMINGTON SAVINGS FUND SOCIETY, FSB FFIEC 041 RSSD-ID 437914 Report Date 12/31/2024 Last Updated on 1/30/2025 68